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                                                                 Exhibit 10.1(A)

                                                              ------------------
                                                              | Execution Copy |
                                                              ------------------









                      BANK OF AMERICA, NATIONAL ASSOCIATION



                                    Purchaser


                                       and


                          ACCREDITED HOME LENDERS, INC.

                                     Company







                    FLOW SALE AND INTERIM SERVICING AGREEMENT

                          Dated as of September 1, 2006







                    Fixed and Adjustable-Rate Mortgage Loans

                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS..........................................................1

ARTICLE II AGREEMENT TO PURCHASE; CONVEYANCE OF MORTGAGE
LOANS; PURCHASE PRICE; POSSESSION OF MORTGAGE FILES; MAINTENANCE
OF SERVICING FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT;
DELIVERY OF DOCUMENTS; CLOSING CONDITIONS.....................................17
   Section 2.01. Agreement to Purchase; Conveyance of Mortgage Loans; Purchase Price; Possession of Mortgage Files;
                     Maintenance of Servicing Files...........................17
   Section 2.02.     Books and Records; Transfers of Mortgage Loans...........18
   Section 2.03.     Custodial Agreement; Delivery of Documents...............19
   Section 2.04.     Quality Control Procedures...............................21
   Section 2.05.     Closing Conditions.......................................21


ARTICLE III REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH................23
   Section 3.01.     Company Representations and Warranties...................23
   Section 3.02.     Representations and Warranties Regarding Individual
                     Mortgage Loans...........................................27
   Section 3.03.     Repurchase...............................................48
   Section 3.04.     Payment Default; Exercise of Rescission Right............51
   Section 3.05.     Premium Recapture........................................51


ARTICLE IV ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
DURING THE INTERIM SERVICING PERIOD...........................................52
   Section 4.01.     Company to Act as Servicer...............................52
   Section 4.02.     Liquidation of Mortgage Loans............................53
   Section 4.03.     Collection of Mortgage Loan Payments.....................54
   Section 4.04.     Establishment of and Deposits to Custodial Account.......54
   Section 4.05.     Permitted Withdrawals From Custodial Account.............56
   Section 4.06.     Establishment of and Deposits to Escrow Account..........57
   Section 4.07.     Permitted Withdrawals From Escrow Account................57
   Section 4.08.     Payment of Taxes, Insurance and Other Charges............58
   Section 4.09.     Transfer of Accounts.....................................58
   Section 4.10.     Maintenance of Hazard Insurance..........................59
   Section 4.11.     Maintenance of Mortgage Impairment Insurance.............60
   Section 4.12.     Maintenance of Fidelity Bond and Errors and Omissions
                     Insurance................................................61
   Section 4.13.     Inspections..............................................61
   Section 4.14.     Restoration of Mortgaged Property........................61
   Section 4.15.     Maintenance of PMI Policy; Claims........................62
   Section 4.16.     Title, Management and Disposition of REO Property........62
   Section 4.17.     Real Estate Owned Reports................................64
   Section 4.18.     Liquidation Reports......................................64
   Section 4.19.     Reports of Foreclosures and Abandonments of Mortgaged
                     Property.................................................64
   Section 4.20.     Notification of Adjustments..............................64

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   Section 4.21.     Prepayment Premiums......................................65
   Section 4.22.     Credit Reporting; Gramm Leach Bliley Act.................65
   Section 4.23.     Disaster Recovery/Business Continuity Plan...............65

ARTICLE V PAYMENTS TO PURCHASER...............................................66
   Section 5.01.     Remittances..............................................66
   Section 5.02.     Statements to Purchaser..................................66

ARTICLE VI GENERAL SERVICING PROCEDURES.......................................66
   Section 6.01.     Transfers of Mortgaged Property..........................66
   Section 6.02.     Satisfaction of Mortgages and Release of Mortgage Files..67
   Section 6.03.     Servicing Compensation...................................68
   Section 6.04.     Annual Statement as to Compliance........................68
   Section 6.05.     Right to Examine Company Records.........................68
   Section 6.06.     Compliance with REMIC Provisions.........................68

ARTICLE VII TRANSFER OF SERVICING.............................................69
   Section 7.01.     Assumption of Responsibilities at Servicing Transfer
                     Date.....................................................69

ARTICLE VIII COMPANY TO COOPERATE.............................................72
   Section 8.01.     Provision of Information.................................72
   Section 8.02.     Financial Statements.....................................73

ARTICLE IX THE COMPANY........................................................73
   Section 9.01.     Indemnification; Third Party Claims......................73
   Section 9.02.     Merger or Consolidation of the Company...................73
   Section 9.03.     Limitation on Liability of Company and Others............74
   Section 9.04.     Limitation on Resignation and Assignment by Company......74

ARTICLE X PASS-THROUGH TRANSFERS, WHOLE LOAN TRANSFERS AND
AGENCY TRANSFERS; COMPLIANCE WITH REGULATION AB...............................75
   Section 10.01.    Intent of the Parties; Reasonableness....................75
   Section 10.02.    Additional Representations and Warranties of the Company.75
   Section 10.03.    Reconstitutions..........................................76
   Section 10.04.    Indemnification; Remedies................................80

ARTICLE XI MISCELLANEOUS PROVISIONS...........................................81
   Section 11.01.    Amendment................................................81
   Section 11.02.    Governing Law............................................81
   Section 11.03.    Arbitration..............................................81
   Section 11.04.    Notices..................................................81
   Section 11.05.    Severability of Provisions...............................82
   Section 11.06.    Relationship of Parties..................................82
   Section 11.07.    Successors and Assigns; Assignment of Agreement..........83

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   Section 11.08.    Recordation of Assignments of Mortgage...................83
   Section 11.09.    Solicitation of Mortgagor................................83
   Section 11.10.    Further Agreements.......................................84
   Section 11.11.    Confidential Information.................................84
   Section 11.12.    Counterparts.............................................85
   Section 11.13.    Exhibits.................................................85
   Section 11.14.    General Interpretive Principles..........................85
   Section 11.15.    Reproduction of Documents................................86
   Section 11.16.    Exhibits.................................................86
   Section 11.17.    Purchase Price and Terms Letter..........................86
   Section 11.18.    Servicing Provisions.....................................86

                                    EXHIBITS

          Exhibit A     Contents of each Mortgage File
          Exhibit B     [Reserved]
          Exhibit C     Form of Assignment, Assumption and Recognition Agreement
          Exhibit D     Underwriting Guidelines
          Exhibit E     Form of Opinion of Counsel
          Exhibit F     Form of Memorandum of Sale
          Exhibit G     Description of Material Litigation



                                      iii

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                    FLOW SALE AND INTERIM SERVICING AGREEMENT
                    -----------------------------------------

     This is a Flow Sale and Interim Servicing Agreement (the "Agreement") for adjustable and fixed rate residential first and second lien mortgage loans, dated and effective as of September 1, 2006, and is executed between Bank of America, National Association, as purchaser (the "Purchaser"), and Accredited Home Lenders, Inc., as seller and interim servicer (the "Company").

                               W I T N E S S E T H

     WHEREAS, the Purchaser has agreed to purchase from time to time from the Company and the Company has agreed to sell from time to time to the Purchaser first and second lien adjustable and fixed rate mortgage loans, together with the servicing rights associated with such Mortgage Loans; and

     WHEREAS, the Mortgage Loans will be sold by the Company and purchased by the Purchaser as pools or groups of whole loans, servicing released (each, a "Mortgage Loan Package") on the various Closing Dates as provided herein;

     WHEREAS, each of the Mortgage Loans as of the related Closing Date will be secured by a mortgage, deed of trust or other security instrument creating a first or second lien on a residential dwelling located in the jurisdiction indicated on the related Mortgage Loan Schedule for the related Mortgage Loan Package, which will be annexed to a Memorandum of Sale (as defined herein) on the related Closing Date;

     WHEREAS, the Purchaser and the Company wish to prescribe the manner of purchase of the Mortgage Loans and the conveyance, interim servicing and control of the Mortgage Loans; and

     WHEREAS, following any purchase of the Mortgage Loans from the Company, the Purchaser may desire to sell some or all of the Mortgage Loans to one or more purchasers as a Whole Loan Transfer, Agency Transfer or a Pass-Through Transfer.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Company agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     40/30 Mortgage Loan: A Mortgage Loan which has an original term to maturity of not more than thirty years from commencement of amortization, with a balloon payment in year thirty based upon a forty year amortization schedule.

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     50/30 Mortgage Loan: A Mortgage Loan which has an original term to maturity of not more than thirty years from commencement of amortization, with a balloon payment in year thirty based upon a fifty year amortization schedule.

     Accepted Servicing Practices: With respect to any Mortgage Loan, procedures (including collection procedures) that comply with applicable federal, state and local law, and that the Company customarily employs and exercises in servicing and administering mortgage loans for its own account and that are in accordance with the accepted mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdiction where the related Mortgaged Property is located.

     Adjustable-Rate Mortgage Loan: A Mortgage Loan that contains a provision pursuant to which the Mortgage Interest Rate is adjusted periodically.

     Adjustment Date: As to each Adjustable-Rate Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

     Agency Transfer: The sale or transfer by the Purchaser of some or all of the Mortgage Loans to Fannie Mae or Freddie Mac.

     Agreement:   This  Flow  Sale  and  Interim  Servicing  Agreement  and  all
amendments hereof and supplements hereto.

     ALTA: The American Land Title Association or any successor thereto.

     Appraisal: A written appraisal of a Mortgaged Property made by a Qualified Appraiser, which appraisal must be written, in form and substance, to Fannie Mae and Freddie Mac standards, and satisfy the requirements of Title XI of the Financial Institution, Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, in effect as of the date of the appraisal.

     Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value set forth on the Appraisal made in connection with the origination of the related Mortgage Loan as the value of such Mortgaged Property, or (ii) the purchase price paid for such Mortgaged Property provided, however, that in the case of a refinanced Mortgage Loan which refinanced a mortgage loan more than twelve (12) months seasoned, such value shall be based solely on the Appraisal made in connection with the origination of such Mortgage Loan.

     Assignment,    Assumption   and   Recognition   Agreement:   An   agreement
substantially in the form of Exhibit C attached hereto.

     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

     Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking or savings and loan institutions in the State of New York or the


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state in which the Company's servicing  operations are located are authorized or obligated by law or executive order to be closed.

     Closing Date: With respect to a Mortgage Loan Package, the date or dates, set forth in the related Memorandum of Sale, on which the Purchaser will purchase and the Company will sell the Mortgage Loans identified therein.

     Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

     Combined Loan-to-Value Ratio or CLTV: With respect to any Second Lien Mortgage Loan and as of any date of determination, the fraction, expressed as a percentage, the numerator of which is the sum of the original principal balance of such Second Lien Mortgage Loan and the outstanding principal balance, as of the date of origination of the Second Lien Mortgage Loan, of any related mortgage loan which is senior in priority to such Second Lien Mortgage Loan, and the denominator of which is the Appraised Value of the Mortgaged Property as of the origination date.

     Commission: The United States Securities and Exchange Commission or any successor thereto.

     Company: Accredited Home Lenders, Inc., or its successor in interest or assigns, or any successor to the Company under this Agreement appointed as herein provided.

     Company Employees: As defined in Section 4.12.

     Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

     Consumer Personal Information: Any information, including, but not limited to, all personal information about a Mortgagor that is disclosed to the Company or the Purchaser, as applicable, by or on behalf of a Mortgagor.

     Covered Loan: A Mortgage Loan categorized as "Covered" pursuant to Appendix E of Standard & Poor's Glossary.

     Custodial Account: The separate account or accounts created and maintained pursuant to Section 4.04.

     Custodial Agreement: The agreement between the Purchaser and the Custodian governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents.

     Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement as provided therein.

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     Cut-off  Date:  With  respect  to each  Mortgage  Loan,  as  agreed  to and specified in the related Purchase Price and Terms Letter and set forth in the related Memorandum of Sale.

     Deleted Mortgage Loan: A Mortgage Loan which is repurchased by the Company in accordance with the terms of this Agreement and which is, in the case of a substitution pursuant to Section 3.03, replaced or to be replaced with a Qualified Substitute Mortgage Loan.

     Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Pass-Through Transfer.

     Determination Date: With respect to any Remittance Date, the 3rd day of the calendar month in which such Remittance Date occurs, or if such 3rd day is not a Business Day, the immediately preceding Business Day.

     Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace, as specified in the related Mortgage Note.

     Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Company pursuant to Section 4.12.

     Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.06.

     Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, if applicable, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Fannie Mae: The entity also known as Federal National Mortgage  Association
(FNMA), or any successor thereto.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     Fidelity Bond: A fidelity bond to be maintained by the Company  pursuant to
Section 4.12.

     First Lien: With respect to each Mortgaged Property, the lien on the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first lien on the Mortgaged Property.

     Fixed-Rate Mortgage Loan: A Mortgage Loan that has a constant annual rate at which interest accrues in accordance with the provisions of the related Mortgage Note.

     Freddie Mac: The entity formally known as the Federal Home Loan Mortgage Corporation (FHLMC), or any successor thereto.



                                       4
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     GAAP: Generally accepted accounting principles, consistently applied.

     Gross Margin: With respect to each Adjustable-Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the Index in order to determine the related Mortgage Interest Rate, as set forth in the related Mortgage Loan Schedule.

     High Cost Loan: A Mortgage Loan (a) covered by HOEPA, (b) a "high cost home," "threshold," "covered," (excluding New Jersey "Covered Home Loans" as that term was defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002 during the period between November 26, 2003 and July 7, 2004), "high risk home," "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) categorized as High Cost pursuant to Appendix E of Standard & Poor's Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

     HOEPA: The Home Ownership and Equity Protection Act of 1994, as amended.

     Home Loan: A Mortgage Loan categorized as "Home Loan" pursuant to Appendix E of Standard & Poor's Glossary.

     HUD: The United States Department of Housing and Urban Development or any successor thereto.

     Index: With respect to any Adjustable-Rate Mortgage Loan, the index identified on the related Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the interest therein.

     Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, including proceeds of any PMI Policy, if applicable.

     Interest Only Mortgage Loan: A Mortgage Loan which only requires payments of interest for a period of time specified in the related Mortgage Note.

     Interim Funder: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the interim funder pursuant to the MERS Procedures Manual.

     Interim Servicing Fee: With respect to each Mortgage Loan, the amount of the fee the Purchaser shall pay to the Company for servicing the Mortgage Loans in accordance with the terms of this Agreement during the Interim Servicing Period, which shall be equal to one-twelfth of the product of (a) 0.50% and (b) the outstanding principal balance of such Mortgage Loan as of the 2nd day of the month preceding the month in which such Interim Servicing Fee is paid. Such fee shall be payable monthly (a pro rata Interim Servicing Fee shall be paid for any partial month within the Interim Servicing Period).

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     Interim Servicing Period:  With respect to each Mortgage Loan Package,  the period of time from and including the related Closing Date to but not including the related Servicing Transfer Date.

     Investor: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the investor pursuant to the MERS Procedures Manual.

     Late Collections: With respect to any Mortgage Loan, all amounts received with respect to such Mortgage Loan, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds or otherwise, which represent late payments or collections of Monthly Payments not previously recovered.

     Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

     Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan and as of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Appraised Value of the related Mortgaged Property.

     Manufactured Home: A single family residential unit that is constructed in a factory in sections in accordance with the Federal Manufactured Home Construction and Safety Standards adopted on July 15, 1976, by HUD ("HUD Code"), as amended in 2000, which preempts state and local building codes. Each unit is identified by the presence of a HUD Plate/Compliance Certificate label. The sections are then transported to the site and joined together and affixed to a pre-built permanent foundation (which satisfies the manufacturer's requirements and all state, county, and local building codes and regulations). The manufactured home is built on a non-removable, permanent frame chassis that supports the complete unit of walls, floors, and roof. The underneath part of the home may have running gear (wheels, axles, and brakes) that enable it to be transported to the permanent site. The wheels and hitch are removed prior to anchoring the unit to the permanent foundation. The manufactured home must be classified as real estate and taxed accordingly. The permanent foundation may be on land owned by the mortgager or may be on leased land.

     Market Change Event: (a) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on NASDAQ; (b) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (c) the outbreak or escalation of hostilities involving the United States, an act of terrorism or the declaration by the United States of a national emergency or war, if the effect of any such event specified in clause (c) in the commercially reasonable judgment of the Purchaser or the Company makes it impracticable or inadvisable to proceed with the transactions as contemplated in this Agreement on the terms and in the manner contemplated in this Agreement.

     Material Adverse Change: (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company; (b) a material impairment of the ability of the Company to perform under this Agreement or any related agreements; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of this Agreement against the Company.

     Memorandum of Sale: With respect to each Mortgage Loan and Mortgage Loan Package, the memorandum of sale, substantially in the form of Exhibit E attached hereto, confirming the sale by Company and the purchase by Purchaser of the Mortgage Loan Package on the related Closing Date.

     MERS: Mortgage Electronic Registration Systems, Inc., its successors and assigns.

     MERS Designated Mortgage Loan: A Mortgage Loan for which (a) the Company has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Company, in accordance with MERS Procedures Manual and (b) the Company has designated or will designate the Purchaser as the Investor on the MERS System.

     MERS Procedures Manual: The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

     MERS Report: The report from the MERS System listing MERS Designated Mortgage Loans and other information.

     MERS System: MERS mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

     Monthly Payment: The scheduled monthly payment of principal and/or interest on a Mortgage Loan.

     Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on an unsubordinated estate in fee simple or leasehold estate in real property securing the Mortgage Note.

     Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit A annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 4.11.

     Mortgage  Interest  Rate:  The annual rate of interest  borne on a Mortgage
Note in accordance with the provisions of the Mortgage Note.

     Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule annexed to the related Memorandum of Sale, which Mortgage Loan includes without limitation the Mortgage File, the

Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

     Mortgage Loan Documents: The documents referred to in Exhibit A as items 1 through 9.

     Mortgage Loan Package: The pool or group of whole loans purchased on a Closing Date, as described in the Mortgage Loan Schedule annexed to the related Memorandum of Sale.

     Mortgage Loan Schedule: With respect to each Mortgage Loan Package, the schedule of Mortgage Loans annexed to the related Memorandum of Sale (and delivered in electronic format to the Purchaser), such schedule setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package as of the related Cut-off Date:

          (i) the Company's Mortgage Loan number;

          (ii) the full street address, city, state and zip code of the Mortgaged Property;

          (iii) a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four-family residence, PUD or condominium;

          (iv) the current Mortgage Interest Rate;

          (v) the current Monthly Payment;

          (vi) the original term to maturity;

          (vii) the scheduled maturity date;

          (viii) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

          (ix) with respect to each First Lien Mortgage Loan, the Loan-to-Value Ratio;

          (x) a code indicating the credit score of the Mortgagor obtained at the time of origination and the source thereof;

          (xi) other applicable third party credit scores and the sources thereof, if applicable;

          (xii)   a   code    indicating   the   credit   grade   and   specific
     loan/underwriting program of each Mortgage Loan as assigned by the Company;

          (xiii) a code indicating the name of the issuer of the PMI Policy, if any, and the certificate number and percentage coverage, if applicable;

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
          (xiv) the Appraised Value;

          (xv) the date on which the first Monthly Payment was due and the next applicable Due Date;

          (xvi) the last payment date on which a payment was applied;

          (xvii) the documentation level (full, alternative, limited);

          (xviii) loan purpose (e.g., purchase financing, rate/term refinancing, cash-out refinancing);

          (xix)  a  code   indicating   whether   the   Mortgaged   Property  is
     owner-occupied or investor property;

          (xx) a code indicating the product type (e.g., 2/28, 3/27, 15-year fixed, Interest Only Mortgage Loan, etc.);

          (xxi) a code indicating whether the Mortgage Loan is subject to a Prepayment Premium;

          (xxii) the term of any Prepayment Premium;

          (xxiii) the type and amount of any Prepayment Premium;

          (xxiv) the Mortgagor's debt to income ratio;

          (xxv) with respect to each Adjustable-Rate Mortgage Loan, the Gross Margin;

          (xxvi) with respect to each Adjustable-Rate Mortgage Loan, the next Adjustment Date;

          (xxvii) with respect to each Adjustable-Rate Mortgage Loan, the lifetime maximum Mortgage Interest Rate;

          (xxviii) with respect to each Adjustable-Rate Mortgage Loan, the lifetime minimum Mortgage Interest Rate;

          (xxix) with respect to each Adjustable-Rate Mortgage Loan, the initial Periodic Interest Rate Cap;

          (xxx) with respect to each Adjustable-Rate Mortgage Loan, the Periodic Interest Rate Cap (other than the initial Periodic Interest Rate Cap);

          (xxxi) with respect to each Adjustable-Rate Mortgage Loan, the Index;

          (xxxii) with respect to each Adjustable-Rate Mortgage Loan, a code indicating whether the Mortgage Loan is convertible;

          (xxxiii) a code indicating whether the Mortgage Loan is an Adjustable Rate Mortgage Loan or a Fixed Rate Mortgage Loan;

          (xxxiv) a code indicating whether the Mortgage Loan is a balloon loan;

          (xxxv) a code indicating whether the Mortgage Loan is secured by a ground lease;

          (xxxvi) a code indicating whether the Mortgage Loan is a Second Lien Mortgage Loan;

          (xxxvii) a code indicating whether the Mortgage Loan is an Interest Only Mortgage Loan;

          (xxxviii) with respect to each Interest Only Mortgage Loan, the term of the related interest only period;

          (xxxix) the name of the Originator or broker of the Mortgage Loan;

          (xl) if the Mortgage Loan is a Second Lien Mortgage Loan and the Company or an affiliate of the Company is the Originator of the related first lien, the principal balance of the related first lien at the time of the origination of the first lien;

          (xli) with respect to each Second Lien Mortgage Loan, the CLTV;

          (xlii) a code indicating whether there is a "piggyback" or a "silent second" mortgage loan secured by the related Mortgaged Property;

          (xliii) a code indicating whether the Mortgage Loan is a 40/30 Mortgage Loan; and

          (xliv) a code indicating whether the Mortgage Loan is a 50/30 Mortgage Loan, if applicable.

     With respect to the Mortgage Loans in the aggregate in the related Mortgage Loan Package, the respective Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date:

          (1)  the number of Mortgage Loans;

          (2) the current aggregate outstanding principal balance of the Mortgage Loans;

          (3) the current weighted average Mortgage Interest Rate of the Mortgage Loans; and

          (4)  the weighted average months to maturity of the Mortgage Loans.

     Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

     Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

     Mortgagor: The obligor on a Mortgage Note.

     Negative Amortization: A gradual increase in the mortgage debt that occurs when the monthly fixed installment is not sufficient for full application to both principal and interest. The interest shortage is added to the unpaid principal balance to create "negative" amortization.

     OCC: The Office of the Comptroller of the Currency.

     Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President, a First Vice President, a Vice President or an Assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel, who may be an employee of the Company, reasonably acceptable to the Purchaser.

     Originator: With respect to any Mortgage Loan, the entity that (i) took the Mortgagor's loan application, (ii) processed the Mortgagor's loan application, or (iii) closed and/or funded such Mortgage Loan.

     Pass-Through Transfer: A transaction involving either (i) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (ii) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

     Periodic Interest Rate Cap: As to each Adjustable-Rate Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate on any Adjustment Date pursuant to the terms of the Mortgage Note.

     Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

     PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, if applicable.

     Prepayment Premium: With respect to a Prepayment Premium Loan, the prepayment charge or penalty interest required to be paid by the Mortgagor in connection with a prepayment of the related Mortgage Loan, as provided in the related Mortgage Note or Mortgage, and as specified on the related Mortgage Loan Schedule.

     Prepayment Premium Loan: Each Mortgage Loan identified on the related Mortgage Loan Schedule with respect to which the Mortgagor must pay a Prepayment Premium in connection with a Principal Prepayment.

     Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     PUD: As defined in Section 3.02(j).

     Purchase Price: The price specified in the related Memorandum of Sale and paid on the Closing Date by the Purchaser to the Company for the Mortgage Loans included in one or more Mortgage Loan Packages, as calculated and adjusted as set forth in the related Purchase Price and Terms Letter.

     Purchase Price and Terms Letter: The letter agreement between the Company and the Purchaser entered into on or prior to the related Closing Date relating to the sale of one or more Mortgage Loan Packages.

     Purchaser: Bank of America, National Association, or its successor in interest or any successor to or assignee of the Purchaser under this Agreement as herein provided.

     Qualified Appraiser: An appraiser, duly appointed by the Company, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, who met the minimum requirements of Fannie Mae and Freddie Mac and whose compensation was not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of the Financial Institution Reform, Recovery, and Enforcement Act and the regulations promulgated thereunder all as in effect on the date the Mortgage Loan was originated.

     Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Company within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the

Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iv) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company.

     Qualified Depository: Either (i) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) have been rated by each Rating Agency in its highest short-term rating category, or (ii) a segregated trust account or accounts (which shall be a "special deposit account") maintained with any federal or state chartered depository institution or trust company, acting in its fiduciary capacity.

     Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

     Qualified Substitute Mortgage Loan: A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, be approved by the Purchaser and (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of, and not more than 5.00% less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Interest Rate, with respect to a Fixed-Rate Mortgage Loan, not less than the Mortgage Interest Rate of the Deleted Mortgage Loan and not more than 2.00% in excess of the Mortgage Interest Rate of such Deleted Mortgage Loan; (iii) have the same Due Date as the Deleted Mortgage Loan; (iv) if an Adjustable-Rate Mortgage Loan, have a maximum Mortgage Interest Rate not less than the maximum Mortgage Interest Rate for the Deleted Mortgage Loan; (v) if an Adjustable-Rate Mortgage Loan, have a minimum Mortgage Interest Rate not less than the minimum Mortgage Interest Rate of the Deleted Mortgage Loan; (vi) if an Adjustable-Rate Mortgage Loan, have a Gross Margin not less than that of the Deleted Mortgage Loan; (vii) if an Adjustable-Rate Mortgage Loan, have the same Index as the Deleted Mortgage Loan; (viii) if an Adjustable-Rate Mortgage Loan, have a next Adjustment Date not more than two (2) months later than the next Adjustment Date on the Deleted Mortgage Loan, a Qualified Substitute Mortgage Loan must have all Adjustment Dates occurring during the same Interest Accrual Period during which Adjustment Dates occur with respect to the Deleted Mortgage Loan; (ix) have a remaining term to maturity not greater than and not more than one (1) year less than that of the Deleted Mortgage Loan; (x) be current as of the date of substitution; (xi) have a LTV as of the date of substitution not greater than that of the LTV of the Deleted Mortgage Loan as of such date; (xii) have a Company credit grade not lower in quality than that of the Deleted Mortgage Loan; (xiii) have been underwritten or reunderwritten in accordance with the same underwriting criteria and guidelines as the Deleted Mortgage Loan, (xiv) have the same lien status as the Deleted Mortgage Loan; (xv) comply with each representation and warranty set forth in Sections 3.01 and 3.02; (xvi) be of the same type as the Deleted Mortgage Loan; (xvii) have a FICO score not less than that of the Deleted Mortgage Loan; and (xviii) have a Prepayment Premium with a term and an amount at least equal to the Prepayment Premium of the Deleted Mortgage Loan.

     Rating Agency: Each of Fitch Ratings, Moody's Investors Service, Inc., and Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto, as applicable.

     Reconstitution: Any Pass-Through Transfer or Whole Loan Sale.

     Reconstitution Agreement: The agreement or agreements entered into by the Company and the Purchaser and/or certain third parties in connection with a Reconstitution with respect to any or all Mortgage Loans subject to this Agreement.

     Reconstitution Date: The date on which any or all of the Mortgage Loans purchased by the Purchaser under this Agreement are reconstituted as part of an Agency Transfer, Pass-Through Transfer or Whole Loan Transfer pursuant to
Section 10.03 hereof. The Reconstitution Date shall be such date which the Purchaser and the subsequent purchaser or transferee of the related Mortgage Loans shall designate. On such date, except as provided in this Agreement, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Company's servicing responsibilities shall cease under this Agreement with respect to the related transferred Mortgage Loans.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

     REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

     Remittance Date: The 5th day (or if such 5th day is not a Business Day, the first Business Day immediately following such 5th day) of any month, beginning with the month following the related Closing Date.

     REO Disposition: The final sale by the Company of any REO Property.

     REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 4.16.

     REO Property: A Mortgaged Property acquired by the Company on behalf of the Purchaser through foreclosure or by deed in lieu of foreclosure, as described in
Section 4.16.

     Repurchase Price: With respect to any Mortgage Loan for which discovery of or notice of breach occurs within three (3) months after the Closing Date a price equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date on which such repurchase takes place multiplied by the purchase price percentage set forth in the related Memorandum of Sale, plus (ii) interest on such Stated Principal Balance at the Mortgage Interest Rate from the date on which interest has last been paid and distributed to the Purchaser through the date of repurchase, plus (iii) any reasonable and customary out-of-pocket costs and expenses incurred by the Purchaser in connection with the enforcement of the Company's repurchase obligation under Section 3.03, plus (iv) any and all damages, fees, costs and expenses (including reasonable attorney fees) incurred by or on behalf of the Purchaser arising out of or in connection with any violation with respect to such Mortgage Loan of any applicable predatory or abusive-lending law, less (v) amounts received or advanced in respect of such repurchased Mortgage Loan that are being held in the Custodial Account for distribution in the month of repurchase. With respect to any Mortgage Loan for which discovery of or notice of breach occurs more than three (3) months after the related Closing Date but on or before twelve (12) months after the related Closing Date, a price equal to (i) an amount equal to product of (a) the excess of the purchase price percentage set forth in the related Memorandum of Sale over 100% times (b) the Stated Principal Balance of the Mortgage Loan as of the date on which such repurchase takes place times (c) a fraction, the numerator of which is nine (9) minus the number of 30-day periods that have elapsed since the termination of such three month period and the denominator of which is nine (9), plus (ii) interest on such Stated Principal Balance at the Mortgage Interest Rate from the date on which interest has last been paid and distributed to the Purchaser through the date of repurchase, plus (iii) any reasonable and customary out-of-pocket costs and expenses incurred by the Purchaser in connection with the enforcement of the Company's repurchase obligation under
Section 3.03, plus (iv) any and all damages, fees, costs and expenses (including reasonable attorney fees) incurred by or on behalf of the Purchaser arising out of or in connection with any violation with respect to such Mortgage Loan of any applicable predatory or abusive-lending law, less (v) amounts received or advanced in respect of such repurchased Mortgage Loan that are being held in the Custodial Account for distribution in the month of repurchase. With respect to any Mortgage Loan for which discovery of or notice of breach occurs more than twelve (12) months after the related Closing Date, a price equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date on which such repurchase takes place plus (ii) interest on such Stated Principal Balance at the Mortgage Interest Rate from the date on which interest has last been paid and distributed to the Purchaser through the date of repurchase, plus (iii) any reasonable and customary out-of-pocket costs and expenses incurred by the Purchaser in connection with the enforcement of the Company's repurchase obligation under Section 3.03, plus (iv) any and all damages, fees, costs and expenses (including reasonable attorney fees) incurred by or on behalf of the Purchaser arising out of or in connection with any violation with respect to such Mortgage Loan of any applicable predatory or abusive-lending law, less (v) amounts received or advanced in respect of such repurchased Mortgage Loan that are being held in the Custodial Account for distribution in the month of repurchase.

     RESPA: The Real Estate Settlement Procedures Act, as amended.

     Second Lien Mortgage Loan: A Mortgage Loan secured by a second priority lien on the related Mortgaged Property.

     Securities Act: The Securities Act of 1933, as amended.

     Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 4.08.

     Servicing File: With respect to each Mortgage Loan, the file retained by the Company consisting of originals of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in the Custodial Agreement the originals of which are delivered to the Custodian pursuant to Section 2.03.

     Servicing Officer: Any officer of the Company involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Purchaser upon request, as such list may from time to time be amended.

     Servicing Transfer Date: The date on which the responsibility for the servicing of the Mortgage Loans included in a Mortgage Loan Package transfers from Company to the Purchaser or the Purchaser's designee, which date shall be set forth in the related Purchase Price and Terms Letter or such other date mutually agreed to by the Company and the Purchaser.

     Standard & Poor's Glossary: The Standard & Poor's LEVELS(R) Glossary, as may be in effect from time to time. Stated Principal Balance: As to each Mortgage Loan and any date of determination, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal received on or before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal.

     Static Pool Information: Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

     Subservicing Agreement: Any subservicing agreement between the Company and any Subservicer relating to servicing and/or administration of some or all of the Mortgage Loans included in a Mortgage Loan Package.

     Successor Servicer: With respect to any Mortgage Loan, the Person to whom the Company initially transfers servicing of such Mortgage Loan on the related Servicing Transfer Date and, if different, any affiliated party of such Person that acquires the related servicing rights.

     Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated the Mortgage Loans acquired by the Company.

     Underwriting Guidelines: The underwriting guidelines of the Company in effect at the time the Mortgage Loan was originated, attached hereto as Exhibit D as may be updated and incorporated into Exhibit D from time to time by providing such updates to the Purchaser.

     Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans other than a Pass-Through Transfer.

                                   ARTICLE II

              AGREEMENT TO PURCHASE; CONVEYANCE OF MORTGAGE LOANS;
          PURCHASE PRICE; POSSESSION OF MORTGAGE FILES; MAINTENANCE OF
            SERVICING FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT;
                   DELIVERY OF DOCUMENTS; CLOSING CONDITIONS

     Section 2.01. Agreement to Purchase; Conveyance of Mortgage Loans; Purchase
                   -------------------------------------------------------------
Price; Possession of Mortgage Files; Maintenance of Servicing Files.
--------------------------------------------------------------------

     (A) Agreement to Purchase; Conveyance of Mortgage Loans

     In exchange for the payment of the Purchase Price on the related Closing Date, the Company agrees to sell and the Purchaser agrees to purchase, without recourse, but subject to the terms of this Agreement, on a servicing released basis, all of the right, title and interest of the Company in and to the Mortgage Loans in a Mortgage Loan Package having an aggregate unpaid principal balance on the related Cut-off Date in an amount as set forth in the related Memorandum of Sale. The Company shall deliver the Mortgage Loan Schedule for the Mortgage Loan Package to be purchased on the related Closing Date to the Purchaser at least three (3) Business Days prior to such Closing Date or as soon thereafter following the date on which the list of Mortgage Loans to be included in the Mortgage Loan Package has been finalized. Pursuant to Section 2.03, the Company will deliver the related Mortgage Loan Documents to the Custodian.

     (B) Purchase Price

     The Purchase Price for each Mortgage Loan Package shall be the percentage of par as stated in or as otherwise calculated pursuant to the related Purchase Price and Terms Letter (subject to adjustment as provided therein), plus accrued interest on the aggregate unpaid principal balance of the Mortgage Loans in the Mortgage Loan Package at the related Mortgage Interest Rate from the date through which interest on the related Mortgage Loan has last been paid through the day prior to the related Closing Date inclusive, all as set forth more specifically in the related Memorandum of Sale; provided, however, with respect to those Mortgage Loans for which interest has been paid through a date beyond the related Cut-off Date, such accrued interest owing to the Company shall be reduced by the amount of interest accruing on the unpaid principal balance of each such Mortgage Loan at a rate equal to the Mortgage Interest Rate of such Mortgage Loan, from the related Closing Date to the day prior to the date through which interest is paid for such Mortgage Loan, inclusive. The initial principal amount of the Mortgage Loans shall be the unpaid principal balance of the Mortgage Loans, so computed as of the related Cut-off Date, after application of payments of principal on or before the related Cut-off Date to the extent such payments were actually received. Subject to satisfaction of the closing conditions set forth in Section 2.05, such payments shall be made to the account designated by the Company by wire transfer of immediately available funds as early as reasonably possible on the related Closing Date. The final Purchase Price and Purchase Price percentage shall be set forth on the related Memorandum of Sale.

     The Purchaser shall be entitled to (1) all principal collected on the Mortgage Loans after the related Cut-off Date, (2) all payments of interest on the Mortgage Loans at the Mortgage Interest Rate received after the related Cut-off Date, net of any Interim Servicing Fee due to the Company, and (3) all Prepayment Premiums received or paid after the related Cut-off Date.

     (C) Possession of Mortgage Files; Maintenance of Servicing Files

     The contents of each Servicing File are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof. The Company shall take all necessary steps to ensure that the documents required to be included in the Servicing File are complete and shall maintain the Servicing File as required by this Agreement, Accepted Servicing Practices and applicable law. Possession of each Servicing File by the Company is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan during the Interim Servicing Period, and such retention and possession by the Company is in a custodial capacity only. Upon the Company's receipt of the Purchase Price for the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company, other than the Company's copy file maintained for regulatory and archival purposes, shall vest immediately in the Purchaser and shall be retained and maintained by the Company, in trust, at the will of the Purchaser and only in such custodial capacity. The Company shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Company's servicing of the Mortgage Loans or is in connection with the transfer of servicing pursuant to Section 7.01 or a repurchase of any Mortgage Loan pursuant to Section 3.03 or 6.02. Complete Servicing Files for the Mortgage Loans shall be delivered to the Purchaser or its designee on or before the related Servicing Transfer Date.

     Section 2.02. Books and Records; Transfers of Mortgage Loans.
                   ----------------------------------------------

     From and after the Company's receipt of the Purchase Price for the Mortgage Loans to the Purchaser, all rights arising out of the Mortgage Loans, including, but not limited to, all funds received on or in connection with the Mortgage Loans, shall be received and held by the Company in trust for the benefit of the Purchaser as owner of the Mortgage Loans, and to the extent the Company retains record title to the related Mortgages, it shall be for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans during the Interim Servicing Period.

     The sale of each Mortgage Loan shall be reflected on the Company's balance sheet and other financial statements, tax returns and business records as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Company shall maintain in its possession, available for inspection by the Purchaser, or its designee, upon reasonable advance notice, evidence of compliance with all federal, state and local laws, rules and regulations, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Company may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques.

     The Company shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

     For the purposes of this Agreement, the Company shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, including Section 10.03, sell and transfer one or more of the Mortgage Loans; provided, however, that in no event shall anyone other than the Purchaser named herein have the status of "Purchaser" hereunder with respect to any Mortgage Loan Package. The Purchaser also shall advise the Company of the transfer. Upon receipt of notice of the transfer, the Company shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred. If the Company receives written
notification   of  a  transfer  less  than  five  (5)  Business  Days  before  a
Determination  Date,  the  Company's  duties to remit and report as  required by
Article V shall begin with the next calendar month following such Determination Date.

     Section 2.03.  Custodial Agreement; Delivery of Documents.
                    ------------------------------------------

     Pursuant to the related Custodial Agreement, the Company will, with respect to each Mortgage Loan, deliver and release the Mortgage Loan Documents to the Custodian at least five (5) Business Days prior to the related Closing Date. In addition, in connection with the assignment of any MERS Designated Mortgage Loan, the Company agrees that on or prior to each Closing Date it will cause, at its own expense, the MERS System to indicate that the related Mortgage Loans have been assigned by the Company to the Purchaser in accordance with this Agreement by entering in the MERS System the information required by the MERS System to identify the Purchaser as owner of such Mortgage Loans. The Company further agrees that it will not alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

     The Custodian shall be required to certify its receipt of the Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement prior to the related Closing Date, as evidenced by the initial certification of the Custodian in the form annexed to the Custodial Agreement. If requested by the Company, the Company shall be responsible for recording the Assignments of Mortgage, if necessary, in accordance with Accepted Servicing Practices and this Agreement. The Purchaser shall be responsible for the initial and on-going fees and expenses of the Custodian.

     All recording fees and other costs associated with the recording of Assignments of Mortgage and other relevant documents to the Purchaser or its designee will be borne by the Company for Mortgage Loans that are not registered under the MERS System. For Mortgage Loans not registered under the MERS System, if the Purchaser requests that the related Assignments of Mortgage be recorded, the Company shall cause such Assignments of Mortgage which were delivered in blank to be completed and to be recorded. The Company shall be required to deliver such Assignments of Mortgage for recording within thirty (30) days of the date on which the Company is notified that recording will be required pursuant to this Section 2.03. The Company shall furnish the Custodian with a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Company shall promptly have a substitute Assignment of Mortgage prepared or have such defect cured, as the case may be, and thereafter cause such Assignment of Mortgage to be recorded.

     Except as otherwise provided in this Section 2.03 and in Section 3.03, upon discovery or receipt of notice of any materially defective document required to be included in a Mortgage File, or that a document required to be in a Mortgage File is missing, the Company shall have ninety (90) days (except as provided below with respect to recorded documents) to cure such defect or deliver such missing document to the Custodian. Any document required to be included in a Mortgage File that is not executed as required or does not materially comply with all legal requirements shall be deemed to be materially defective. If the Company does not cure such defect or deliver such missing document within such time period, the Company shall, at the Purchaser's request, either repurchase or substitute for such Mortgage Loan in accordance with Section 3.03.

     The Company shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within one week of their execution; provided, however, that the Company shall provide the Custodian with a certified true copy of any such document submitted for recordation within ten
(10) days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within the timeframes set forth below in this Section 2.03.

     If the original or a copy certified by the appropriate recording office of any document submitted for recordation to the appropriate public recording office is not so delivered to the Custodian with 150 days following the related Closing Date, and if the Company does not cure such failure within thirty (30) days after receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Company at a price and in the manner specified in Section 3.03.

     In the event the public recording office is delayed in returning any original document, the Company shall deliver to the Custodian within 180 days of its submission for recordation, a copy of such document and an Officer's Certificate, which shall (i) identify the recorded document; (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company will be required to deliver the document to the Custodian by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld. However, if the Company cannot deliver such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified time for any reason, within thirty (30) days after receipt of written notification of such failure from the Purchaser, the Company shall, at the Purchaser's option, indemnify the Purchaser for expenses related to such failure or repurchase the related Mortgage Loan at the price and in the manner specified in Section 3.03.

     In addition to any rights granted to the Purchaser hereunder to underwrite the Mortgage Loans and review the Mortgage Loan Documents prior to the Closing Date, the Purchaser shall be entitled to conduct a due diligence review of the Mortgage Files in accordance with the timetable and any additional terms and conditions set forth in the related Purchase Price and Terms Letter. Such underwriting by the Purchaser or its designee shall not impair or diminish the rights of the Purchaser or any of its successors under this Agreement with respect to a breach of the representations and warranties contained in this Agreement. The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's or any of its successors' rights to demand repurchase or other relief or remedy provided for in this Agreement; provided, however, with respect to any Mortgage Loan listed on the Schedule of Overturned Event Level 3 Mortgage Loans attached to the related Purchase Price and Terms Letter, the Company shall not be obligated to repurchase such Mortgage Loan solely due to the breach of the first clause of the Company's representation in
Section 3.02(jj).

     Section 2.04.  Quality Control Procedures.
                    --------------------------

     The Company shall have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions. The program shall include evaluating and monitoring the overall quality of the Company's underwriting, originating, administering and servicing activities of the Company in accordance with industry standards. The Company shall make available upon the reasonable request of the Purchaser information regarding its quality control program.

     Section 2.05.  Closing Conditions.
                    ------------------

     The closing for the purchase and sale of each Mortgage Loan Package shall take place on the respective Closing Date. The closing shall be either: by telephone or electronic mail, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties may agree.

     The closing for each Mortgage Loan Package shall be subject to the satisfaction of each of the following conditions:

     (a) the Company shall have delivered to the Purchaser and the Custodian the
related   Mortgage  Loan  Schedule  and  an  electronic   data  file  containing
information on a loan-level basis as of the related Cut-off Date;

     (b) all of the representations and warranties of the Company under this Agreement shall be true and correct as of the related Closing Date (or, with respect to Section 3.02, such other date specified therein) in all material respects and no default shall have occurred hereunder which, with notice or the passage of time or both, would constitute a default hereunder;

     (c) the Purchaser and its counsel shall have received an opinion from the Company's counsel, substantially in the form of Exhibit E attached hereto (with respect to the initial closing only);

     (d) the Purchaser shall have received from the Custodian an initial certification with respect to its receipt of the Mortgage Loan Documents for the related Mortgage Loans;

     (e) the Purchaser shall have received originals of the related Memorandum of Sale, the related Purchase Price and Terms Letter and a funding memorandum setting forth the Purchase Price(s), and the accrued interest thereon, for the related Mortgage Loan Package, in each case executed on behalf of the Company;

     (f) the Purchaser shall have received a certification or other evidence satisfactory to the Purchaser of the release of any liens, pledge or security interest on the Mortgage Loans;

     (g) no Material Adverse Change or Market Change Event shall have occurred since the date of the Purchase Price and Terms Letter; and

     (h) all other terms and conditions of this Agreement, the related Memorandum of Sale and the related Purchase Price and Terms Letter to be satisfied by the Company shall have been complied with in all material respects.

     Upon satisfaction of the foregoing conditions, the Purchaser shall pay to the Company on such Closing Date the Purchase Price for the related Mortgage Loan Package, including accrued interest pursuant to Section 2.01 of this Agreement.

                                  ARTICLE III

               REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH

     Section 3.01.  Company Representations and Warranties.
                    --------------------------------------

     The Company hereby represents and warrants to the Purchaser and to the Successor Servicer that, as of the related Closing Date:

     (a)  Due Organization and Authority.
          ------------------------------

          The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan (subject to bankruptcy laws and general principles of equity) and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Company has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company, subject to bankruptcy laws and general principles of equity; and all requisite corporate action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

     (b)  Ordinary Course of Business.
          ---------------------------

          The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, which is in the business of selling and servicing loans, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

     (c)  No Conflicts.
          ------------

          Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the articles of incorporation or by-laws of the Company or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

     (d)  Ability to Service.
          ------------------

          The Company is a seller/servicer of conventional residential mortgage loans, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Company is a HUD approved mortgagee pursuant to Section 203 of the National Housing Act;

     (e)  Reasonable Servicing Fee; Fair Consideration.
          --------------------------------------------

          The Company acknowledges and agrees that the Interim Servicing Fee represents reasonable compensation for performing such services and that the entire Interim Servicing Fee shall be treated by the Company, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement. The consideration received by the Company upon the sale of the Mortgage Loans under this Agreement shall constitute fair consideration and reasonably equivalent value for the Mortgage Loans;

     (f)  Ability to Perform; Solvency.
          ----------------------------

          The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Company is solvent and the sale of the Mortgage Loans will not cause the Company to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Company's creditors;

     (g)  No Litigation Pending.
          ---------------------

          There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Company which, either in any one instance or in the aggregate, (i) except as disclosed on Exhibit G, may result in any Material Adverse Change in the business, operations, financial condition, properties or assets of the Company, taken as a whole, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement; or (ii) would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein;

     (h)  No Consent Required.
          -------------------

          No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the sale of a Mortgage Loan Package as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date;

     (i)  Selection Process.
          -----------------

          The Mortgage Loans in each Mortgage Loan Package will be selected from among the outstanding fixed and adjustable rate one- to four-family first and second lien mortgage loans in the Company's portfolio as to which the representations and warranties set forth in Section 3.02 could be made and such selection will not intentionally be made in a manner so as to affect adversely the interests of the Purchaser. Unless otherwise agreed by the Purchaser, no Mortgage Loan has been excluded from any prior sale of mortgage loans by the Company to the Purchaser or any other third party mortgage loan purchaser for reasons relating to noncompliance with Underwriting Guidelines or applicable law;

     (j)  No Untrue Information.
          ---------------------

          None of this Agreement, the information set forth in the Mortgage Loan Schedule and the information contained in the related electronic data file delivered to the Purchaser by the Company, nor any statement, report or other document furnished or to be furnished by or on behalf of the Company pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading;

     (k)  Sale Treatment.
          --------------

          The Company has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

     (l)  No Material Change.
          ------------------

          There has been no Material Adverse Change in the business, operations, financial condition or assets of the Company since the date of the Company's most recent financial statements;

     (m)  No Brokers' Fees.
          ----------------

          The Company has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans;

     (n)  MERS.
          ----

          The Company is in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Designated Mortgage Loans. On or within five (5) Business Days following the related Closing Date, the Company will take such steps as are necessary to cause the MERS System to reflect the Purchaser as the Investor with respect to each MERS Designated Mortgage Loan and no Person as Interim Funder for each MERS Designated Mortgage Loan; and

     (o)  Financial Statements.
          --------------------

          The Company has delivered, or made available, to the Purchaser financial statements as requested by the Purchaser. All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Company and its subsidiaries and have been prepared in accordance with GAAP consistently applied throughout the periods involved. There has been no change in the business, operations, financial condition, properties or assets of the Company since the date of the Company's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement.

     Section 3.02.  Representations and Warranties Regarding Individual Mortgage
                    ------------------------------------------------------------
Loans.
-----

     As to each Mortgage Loan, the Company hereby represents and warrants to the Purchaser and to the Successor Servicer that as of the related Closing Date:

     (a)  Mortgage Loans as Described.
          ---------------------------

          The information set forth in the Mortgage Loan Schedule annexed to the related Memorandum of Sale and the information contained on the related electronic data file delivered to the Purchaser is complete, true and correct;

     (b)  Payments Current.
          ----------------

          No payment  required to be made under any Mortgage Loan will be thirty
          (30) days or more delinquent on the related Closing Date. No payment under any Mortgage Loan has been thirty (30) days or more delinquent since origination of such Mortgage Loan;

     (c)  No Outstanding Charges.
          ----------------------

          All taxes, governmental assessments, insurance premiums, leasehold payments, ground rents, water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Company has not advanced funds, or induced, or solicited directly or indirectly, the payment of any amount required under the Mortgage Loan, except for (i) payments in the nature of escrow payments and (ii) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

     (d)  Original Terms Unmodified.
          -------------------------

          The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interests of the Purchaser and maintain the lien priority of the Mortgage and which has been delivered to the Custodian. The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File delivered to the Custodian and the terms of which are reflected on the related Mortgage Loan Schedule;

     (e)  No Defenses.
          -----------

          The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

     (f)  No Satisfaction of Mortgage.
          ---------------------------

          The  Mortgage  has  not  been  satisfied,  canceled,  subordinated  or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

     (g)  Validity of Mortgage Documents.
          ------------------------------

          The Mortgage Note and the Mortgage and related documents are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms, subject to bankruptcy laws and general principles of equity. All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties;

     (h)  No Fraud.
          --------

          No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Company in connection with the origination of the Mortgage Loan or on the part of the Mortgagor, any appraiser, any builder or any developer, or any other party involved in the solicitation, servicing or origination of the Mortgage Loan or in the application for any insurance in relation to such Mortgage Loan or in connection with the sale of such Mortgage Loan to the Purchaser, and there are no circumstances existing with respect to the Mortgage Loan which would permit the primary mortgage guaranty insurer, if any, to deny coverage under any insurance policy;

     (i)  Location and Type of Mortgaged Property.
          ---------------------------------------

          The  Mortgaged  Property  is  located in the state  identified  in the
          Mortgage Loan Schedule and consists of a contiguous parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development ("PUD") or a townhouse, or a manufactured home. None of the Mortgaged Properties are Manufactured Homes, cooperative units, log homes, mobile homes or geodesic domes. As of the respective appraisal date for each Mortgaged Property, no portion of the Mortgaged Property was being used for commercial or mixed-use purposes and, to the Company's knowledge, since the date of such Appraisal, no portion of the Mortgaged Property has been used for commercial purposes or mixed-use purposes; provided, that Mortgaged Properties which contain a home office shall not be considered as being used for commercial purposes or mixed-use purposes as long as the Mortgaged Property has not been altered for commercial purposes and is not storing any chemicals or raw materials other than those commonly used for home office, homeowner repair, maintenance and/or household
          purposes.  No  Mortgage  Loan  finances  builder  inventory.   If  the
          Mortgaged Property is next to another Mortgaged Property, such "row houses" do not, in the aggregate for all the Mortgage Loans in the Mortgage Loan Package, represent more than 1.0% of the aggregate principal balance of the Mortgage Loan Package;

     (j)  Valid First or Second Lien.
          --------------------------

          The Mortgage is a valid, subsisting, enforceable (subject to bankruptcy laws and general principles of equity) and perfected first and second lien and first or second priority security interest on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

          (1) the lien of current real property taxes and assessments not yet due and payable;

          (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the Originator of the Mortgage Loan and (i) referred to or otherwise considered in the Appraisal made for the Originator of the Mortgage Loan and (ii) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such Appraisal;

          (3) other matters to which like properties are commonly subject which do not individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property; and

          (4) with respect to each Second Lien Mortgage Loan, a prior mortgage lien on the Mortgaged Property.

          The Mortgage Note and the Mortgage have not been assigned or pledged, other than to lenders whose liens will be released prior to the Closing Date or simultaneously with Purchaser's payment of the Purchase Price hereunder, on the related Closing Date, pursuant to a duly executed security release reasonably acceptable to the Purchaser. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable (subject to bankruptcy laws and general principles of equity) (A) first lien and first priority security interest with respect to each First Lien Mortgage Loan, or (B) second lien and second priority security interest with respect to each Second Lien Mortgage Loan, in each case, on the property described therein and the Company has full right to sell and assign the same to the Purchaser;

     (k)  Full Disbursement of Proceeds.
          -----------------------------

          The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor, and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

     (l)  Consolidation of Future Advances.
          --------------------------------

          Any future advances made prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae or Freddie Mac; the consolidated principal amount does not exceed the original principal amount of the Mortgage Loan; the Company shall not make future advances after the related Cut-off Date;

     (m)  Ownership.
          ---------

          The Company, or MERS as nominee for the Company, is the sole owner of record and holder of the Mortgage Loan, and the Company has good and marketable title thereto and has full right and authority to transfer and sell the Mortgage Loan to the Purchaser. Upon receipt of the Purchase Price, the Company is transferring the Mortgage Loan free and clear of any and all encumbrances, liens, pledges, equities, participation interests, claims, agreements with other parties to sell or otherwise transfer the Mortgage Loan, charges or security interests of any nature encumbering such Mortgage Loan;

     (n)  Origination/Doing Business.
          --------------------------

          The Mortgage Loan was originated by a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company, or similar institution that is supervised and examined by a federal or state authority or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) either (A) organized under the laws of such state,
          (B) qualified to do business in such state or exempt from such qualification, (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

     (o)  LTV; PMI Policy.
          ---------------

          No Mortgage Loan has a LTV greater than 100%. If such Mortgage Loan is indicated on the Mortgage Loan Schedule as being covered by a PMI Policy, all provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. The insurer under any such PMI Policy is a Qualified Insurer that has a claims paying ability acceptable to Fannie Mae or Freddie Mac. Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith. Any such premium is not payable from any portion of the Mortgage Interest Rate;

     (p)  Title Insurance.
          ---------------

          The Mortgage Loan is covered by an ALTA lender's title insurance policy acceptable to Fannie Mae or Freddie Mac or other generally acceptable form of policy of insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Company, its successors and assigns, as to the first or second priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and (3) of Paragraph (j) of this Section 3.02, and, with respect to each Second Lien Mortgage Loan, clause (4) of Paragraph (k) of this Section 3.02, and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of such lender's title insurance policy. The Company, its successors and assigns are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in full force and effect upon the consummation of the purchase of the Mortgage Loans as contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy. In connection with the issuance of such lender's title insurance policy, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

     (q)  No Defaults.
          -----------

          Except for one Monthly Payment not more than thirty (30) days delinquent, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Company nor its predecessors have waived any default, breach, violation or event of acceleration. With respect to each Second Lien Mortgage Loan,
          (i) the prior mortgage is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such prior mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (A) the prior mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the Second Lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default under the prior mortgage;

     (r)  No Mechanics' Liens.
          -------------------

          Except as insured by the related title insurance referenced in Paragraph (P) above, there are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

     (s)  Location of Improvements; No Encroachments.
          ------------------------------------------

          Except as insured against by the title insurance policy referenced in Paragraph (q) above, all improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

     (t)  Payment Terms.
          -------------

          Except with respect to the Interest Only Mortgage Loans, principal payments commenced or will commence no more than sixty (60) days after the funds were disbursed to the Mortgagor in connection with the Mortgage Loan. The Mortgage Loans have an original term to maturity of not more than thirty (30) years, with interest payable in arrears on the Due Date set forth on the related Mortgage Loan Schedule. As to each Adjustable Rate Mortgage Loan on each applicable Adjustment Date, the Mortgage Interest Rate will be adjusted to equal the sum of the Index plus the applicable Gross Margin, rounded up or down to the nearest or next highest multiple of 0.125% indicated by the Mortgage Note; provided that the Mortgage Interest Rate will not increase or decrease by more than the Periodic Interest Rate Cap on any Adjustment Date, and will in no event exceed the maximum Mortgage Interest Rate or be lower than the minimum Mortgage Interest Rate listed on the Mortgage Loan Schedule for such Mortgage Loan. As to each Adjustable Rate Mortgage Loan which is not an Interest Only Mortgage Loan, a 40/30 Mortgage Loan or a 50/30 Mortgage Loan, each Mortgage Note requires a monthly payment which is sufficient to fully amortize the outstanding principal balance as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate. With respect to each 40/30 Mortgage Loan, other than a 40/30 Mortgage Loan that is also an Interest Only Mortgage Loan during the related interest-only period, the Mortgage Note matures (i.e., is due in full) thirty (30) years after the first payment date and is payable in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully over a forty (40) year period from commencement of amortization with respect to such 40/30 Mortgage Loan; provided, however, the final monthly installment due under the terms of such Mortgage Note on the related stated maturity date is sufficient to reduce the then outstanding principal balance to zero (0). With respect to each 50/30 Mortgage Loan, other than a 50/30 Mortgage Loan that is also an Interest Only Mortgage Loan during the related interest-only period, the Mortgage Note matures (i.e., is due in full) thirty (30) years after the first payment date and is payable in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully over a fifty (50) year period from commencement of amortization with respect to such 50/30 Mortgage Loan; provided, however, the final monthly installment due under the terms of such Mortgage Note on the related stated maturity date is sufficient to reduce the then outstanding principal balance to zero (0). As to each Adjustable Rate

          Mortgage Loan that is not a 40/30 Mortgage Loan or a 50/30 Mortgage Loan, if the related Mortgage Interest Rate changes on an Adjustment Date (or with respect to an Interest Only Mortgage Loan, on an Adjustment Date following the related interest-only period), the then outstanding principal balance will be reamortized over the remaining life of such Mortgage Loan. No Mortgage Loan contains terms or provisions which would result in Negative Amortization. Unless otherwise provided for on the electronic tape or the Mortgage Loan Schedule provided by the Company to the Purchaser, the interest-only period of each Interest Only Mortgage Loan shall equal sixty (60) months;

     (u)  Customary Provisions.
          --------------------

          The Mortgage and related Mortgage Note contain customary and enforceable (subject to bankruptcy laws and general principles of equity) provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including,
          (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

     (v)  Occupancy of the Mortgaged Property.
          -----------------------------------

          As of the date of origination, the Mortgaged Property was capable of being lawfully occupied under applicable law and to the Company's knowledge, the Mortgaged Property is, if occupied, lawfully occupied as of the Closing Date;

     (w)  No Additional Collateral.
          ------------------------

          The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Paragraph (k) above;

     (x)  Deeds of Trust.
          --------------

          In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Mortgagee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

     (y)  Acceptable Investment.
          ---------------------

          The Company has no knowledge of any circumstances or conditions with respect to the Mortgage Loan, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing, other than the non-prime nature thereof, that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

     (z)  Transfer of Mortgage Loans.
          --------------------------

          With respect to each Mortgage that is not recorded in the name of MERS or its designee, the Assignment of Mortgage, upon the insertion of the name of the assignee and recording information, is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the related Mortgaged Property is located;

     (aa) Mortgaged Property Undamaged.
          ----------------------------

          The Mortgaged Property is in good repair and undamaged by waste, fire, earthquake or earth movement, windstorm, hurricane, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

     (bb) Servicing and Collection Practices; Escrow Deposits.
          ---------------------------------------------------

          The origination, servicing and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, any applicable laws, rules and regulations and in accordance with the terms of the Mortgage Note, Mortgage and other loan documents, whether such origination and servicing was done by the Company, its affiliates, or any third party which originated the Mortgage Loan on behalf of, or sold the Mortgage Loan to, any of them, or any servicing agent of any of the foregoing. The Company has reported the Mortgagor credit files, if any, to the three credit repositories in a timely manner. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of the Company and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.

          All Escrow Payments have been collected in full compliance with state and federal law. No escrow deposits or Escrow Payments or other charges or payments have been capitalized under the Mortgage Note;

     (cc) No Condemnation.
          ---------------

          There  is  no  proceeding  pending  or  to  the  Company's   knowledge
          threatened for the total or partial condemnation of the related Mortgaged Property;

     (dd) The Appraisal.
          -------------

          The Mortgage Loan Documents contain an Appraisal of the related Mortgaged Property, by a Qualified Appraiser and the Appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac;

     (ee) Insurance.
          ---------

          All buildings on the Mortgaged Property are insured by an insurer generally acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to Accepted Servicing Practices and the requirements of
          Section 4.10, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project. If the improvements on the Mortgaged Property are in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, then a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier and such policy conforms to the requirements of Fannie Mae or Freddie Mac. Such flood insurance policy is in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the related Mortgaged Property and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973, as amended. All individual insurance policies contain a standard mortgagee clause naming the Company and its successors and assigns as mortgagee, and all premiums currently due thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain a hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Each such insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions as contemplated by this Agreement. The Company has not acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect and enforceability thereof. No Mortgage Loan is covered by a force placed insurance policy or policies;

     (ff) No Impairment of Insurance Coverage.
          -----------------------------------

          No action, inaction, or event has occurred and no state of fact exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable hazard insurance policy, PMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Company or any designee of the Company or any corporation in which the Company or any officer, director, or employee had a financial interest at the time of placement of such insurance;

     (gg) Servicemembers Civil Relief Act.
          -------------------------------

          The Mortgagor has not notified the Company, and the Company has no knowledge of any relief requested by or allowed to the Mortgagor under the Servicemembers Civil Relief Act or any similar state or local laws;

     (hh) Balloon Payments, Graduated Payments or Contingent Interests.
          ------------------------------------------------------------

          With respect to any Mortgage Loan which is identified on the Mortgage Loan Schedule as a balloon mortgage loan (each, a "Balloon Mortgage Loan"), the Mortgage Note is payable in Monthly Payments based on a thirty (30), forty (40) or fifty (50) year amortization schedule with a final Monthly Payment substantially greater than the preceding
          Monthly Payment which is sufficient to amortize the remaining principal balance of the Balloon Mortgage Loan and such final Monthly Payment shall not be due prior to 360 months following the origination of the Balloon Mortgage Loan. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

     (ii) No Construction Loans.
          ---------------------

          No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property other than a construction-to-permanent loan which has converted to a permanent Mortgage Loan;

     (jj) Underwriting.
          ------------

          Each Mortgage Loan was underwritten in accordance with the Underwriting Guidelines, which Underwriting Guidelines satisfy the standards of prudent non-prime mortgage lenders in the secondary market (including approved variances in connection with compensating factors permitted thereunder); and the Mortgage Note, the Mortgage and all other documents contained in the related Mortgage Files are on Fannie Mae or Freddie Mac uniform instruments or are on forms acceptable to Fannie Mae or Freddie Mac or to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

     (kk) No Bankruptcy.
          -------------

          No Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated (i.e., the date the Mortgage Loan was funded) and, to the best of the Company's knowledge, following the date of origination of the Mortgage Loan, the Mortgagor with respect to the Mortgage Loan was not a debtor in any state or federal bankruptcy or insolvency proceeding, and the Mortgaged Property has not been subject to any bankruptcy or foreclosure proceedings;

     (ll) Delivery of Mortgage Files.
          --------------------------

          The Mortgage Note, the Mortgage, the Assignment of Mortgage, if necessary, and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Custodial Agreement, shall be delivered to the Custodian all in compliance with the terms of this Agreement. The Company is in possession of a complete Mortgage File for each Mortgage Loan in compliance with Exhibit A, except for such documents the originals of which have been delivered to the Custodian, and all documents required to be included in the Mortgage File shall be complete in all material respects, executed as required and in compliance with applicable law. With respect to each Mortgage Loan for which a lost note affidavit has been delivered to the Custodian in place of the original Mortgage Note, the related Mortgage
          Note is no longer in existence, and, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Purchaser will not be affected by the absence of the original Mortgage Note;

     (mm) No Buydowns.
          -----------

          No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Company, the Mortgagor or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision;

     (nn) Interest Calculation.
          --------------------

          Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months. No Mortgage Loan provides for interest payable on a simple interest basis. No Mortgage Loan provides for an increase in the related Mortgage Interest Rate upon the occurrence of a default under the terms of the related Mortgage Note;

     (oo) No Violation of Environmental Laws.
          ----------------------------------

          The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged Property of which the Company is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Company's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

     (pp) Texas Refinance Mortgage Loans.
          ------------------------------

          Each  Mortgage  Loan  originated  in the  state of Texas  pursuant  to
          Article XVI, Section 50(a)(6) of the Texas Constitution (a "Texas Refinance Loan") has been originated in compliance with the provisions of Article XVI, Section 50(a)(6) of the Texas Constitution, Texas Civil Statutes and the Texas Finance Code;

     (qq) Conversion to Fixed Interest Rate.
          ---------------------------------

          No Adjustable-Rate Mortgage Loan contains a provision permitting or requiring conversion to a fixed interest rate Mortgage Loan;

     (rr) The Mortgagor.
          -------------

          The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a "living trust" and such "living trust" is acceptable to Fannie Mae or Freddie Mac. In the event the Mortgagor is a trustee of a "living trust," such trustee is a natural person and is an obligor under the Mortgage Note in his or her individual capacity;

     (ss) No High Cost Loans.
          ------------------

          No Mortgage Loan is classified as a "high cost" mortgage loan under the Home Ownership and Equity Protection Act of 1994, as amended, nor is any Mortgage Loan a "high cost home," "covered," "high risk home" or "predatory" loan under any applicable state, federal or local law (or a similarly classified loan using different terminology under a comparable and applicable law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees). No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then-current version of Standard & Poor's LEVELS(R) Glossary;

     (tt) Qualified Mortgages.
          -------------------

          Each Mortgage Loan would be a "qualified mortgage" within Section 860G(a)(3) of the Code if transferred to a REMIC in exchange for regular or residual interests in the REMIC;

     (uu) No Litigation Pending.
          ---------------------

          There is no action, suit, proceeding or investigation pending, or to the Company's knowledge threatened, that is related to the Mortgage Loan and likely to affect materially and adversely the servicing of such Mortgage Loan;

     (vv) FICO Scores.
          -----------

          Each Mortgagor has a minimum FICO score of 500;

     (ww) Compliance with Applicable Laws.
          -------------------------------

          Each Mortgage Loan complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory, abusive and fair lending laws. All requirements of any applicable federal, state or local law including, without limitation, all applicable predatory and abusive lending, usury, truth-in-lending, real estate settlement procedures, consumer credit protection (including Uniform Consumer Credit Code laws, where applicable), fair credit reporting, unfair collection practices, equal credit opportunity or fair housing and disclosure laws (including, without limitation, any provisions relating to Prepayment Premiums) applicable to the solicitation, origination, servicing and collection of the Mortgage Loan have been complied with, the Mortgagor received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and, if the Mortgage Loan is a refinanced Mortgage Loan, rescission materials required by applicable laws, and the Company shall maintain in its possession, available for the Purchaser's inspection upon reasonable request, evidence of compliance with all such requirements. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

     (xx) Due on Sale.
          -----------

          The Mortgage contains an enforceable provision, to the extent not prohibited by applicable law as of the date of such Mortgage, for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

     (yy) Adjustments.
          -----------

          All of the terms of the related Mortgage Note pertaining to interest adjustments, payment adjustments and adjustments of the outstanding principal balance, if any, are enforceable (subject to bankruptcy laws and general principles of equity) and such adjustments on such Mortgage Loan have been made properly and in accordance with the provisions of such Mortgage Loan;

     (zz) Leaseholds.
          ----------

          If the Mortgage Loan is secured by a long-term residential lease, (i) the lessor under the lease holds a fee simple interest in the land;
          (ii) the terms of such lease expressly permit the mortgaging of the leasehold estate and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (iii) the terms of such lease do not (A) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (B) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (C) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property, (D) permit any increase in the rent other than pre-established increases set forth in the lease, (E) the original term of such lease is not less than the term of the related Mortgage, (F) the term of such lease does not terminate earlier than five (5) years after the maturity date of the Mortgage Note, and (G) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;

     (aaa) Compliance with Anti-Money Laundering Laws.
           ------------------------------------------

          The Company has complied with all applicable and anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"); no Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the "Executive Order") or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the "OFAC Regulations") or in violation of the Executive Order or the OFAC Regulations, and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a "blocked person" for purposes of the OFAC Regulations;

     (bbb) No Servicer Termination Fees.
           ----------------------------

          Each agreement with a servicer of the Mortgage Loan, if any, provides for the termination of the servicing rights relating to the Mortgage Loan on the related Servicing Transfer Date, without the payment of any termination fee or other expense by the Purchaser;

     (ccc) Consent.
           -------

          Either (a) no consent for the Second Lien Mortgage Loan is required by the holder of the related first lien or (b) such consent has been obtained and is contained in the Mortgage File;

     (ddd) CLTV.
           ----

          No Second Lien Mortgage Loan has a CLTV in excess of 100%;

     (eee) Prepayment Premiums.
           -------------------

          All information on the Mortgage Loan Schedule and electronic data file delivered to the Purchaser regarding the Prepayment Premium is complete and accurate in all material respects and each Prepayment Premium is permissible and enforceable in accordance with its terms under applicable law (subject to bankruptcy laws and general principles of equity). Prepayment Premiums on the Mortgage Loans are applicable to prepayments resulting from both refinancings and sales of the related Mortgaged Properties and the terms of such Prepayment Premiums do not provide for a waiver or release (i.e., "holidays") during the term of the Prepayment Premium. No Mortgage Loan provides for the payment of a Prepayment Premium beyond the five-year term following the origination of the Mortgage Loan. With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) a mortgage loan without such a premium was available to the borrower at an interest rate and/or fee structure higher than that of the Mortgage, (ii) prior to the loan's funding, the borrower had the option of obtaining the Mortgage Loan without a requirement for payment of such a premium and
          (iii) the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law. All information on the Mortgage Loan Schedule and electronic data file delivered to the Purchaser includes all necessary documentation to determine the amount of the Prepayment Premium to be collected;

     (fff) Refinanced Mortgage Loans.
           -------------------------

          No Mortgage Loan is refinanced from a subsidized mortgage loan that contained terms favorable to the related Mortgagor;

     (ggg) No "Flipped" Loans.
           ------------------

          Each Mortgage Loan that is a refinance of an existing mortgage loan provides the related borrower with a tangible net benefit, to the extent required by applicable law;

     (hhh) Insurance Products; Single Premium Credit Life Insurance.
           --------------------------------------------------------

          No Mortgagor was required to purchase any credit life, credit disability, credit unemployment, credit property, accident or health insurance product as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single-premium credit life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the Mortgage Loan. No Mortgagor obtained an accident or health insurance policy in connection with the origination of the Mortgage Loan. None of the proceeds of the Mortgage Loan were used to purchase or finance single-premium credit insurance policies as part of the origination of, or as a condition to the closing, such Mortgage Loan;

     (iii) Tax Service Contracts; Flood Certification Contract.
           ---------------------------------------------------

          Each Mortgage Loan is covered by a paid in full, life of loan, tax service contract and a paid in full, life of loan, flood certification contract and each of these contracts is assignable to the Purchaser and its assigns;

     (jjj) Credit Information.
           ------------------

          As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Company to the Purchaser, the Company has full right and authority and is not precluded by law or contract from furnishing such information to the Purchaser;

     (kkk) High Cost Home Loans.
           --------------------

          No Mortgage Loan is a "High-Cost Home Loan" as defined in the Georgia Fair Lending Act, as amended (the "Georgia Act"). No Mortgage Loan subject to the Georgia Act and secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003. No Mortgage Loan is a "High-Cost Home Loan" as defined in New York Banking Law 6-1 effective April 1, 2003. No Mortgage Loan is a "High-Cost Home Loan" as defined in the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 of 2003). No Mortgage Loan is a "High-Cost Home Loan" as defined in the Kentucky high-cost home loan statute effective June 24, 2003 (Ky. Rev. Stat.
          Section 360.100). No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B-22 et seq.). No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. ss.ss. 58-21A-1 et seq.). No Mortgage Loan is a "High-Risk Home Loan" as defined in the Illinois

          High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.). No Mortgage Loan is a "High-Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 6, 2004 (Mass. Ann. Laws Ch. 183C). No Mortgage Loan is a "High Cost Home Loan" as defined in the Indiana Home Loan Practices Act, effective January 1, 2005. No Mortgage Loan is a "High Cost Home Loan" as defined in the Maine Truth in Lending statute effective September 13, 2003 (Me. Rev. State. tit. 9-A, ss.ss. 8-101 et seq.);

     (lll) Credit Reporting.
           ----------------

          The Company for each Mortgage Loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e. favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis;

     (mmm) Higher Cost Credit Products.
           ---------------------------

          No borrower was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such borrower did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Mortgage Loan's originator or any affiliate of the Mortgage Loan's originator. No Mortgagor was encouraged or required to select a mortgage loan product offered by the originator of the Mortgage Loan which is a higher cost product designed for less creditworthy borrowers, taking into account such facts as, without limitation, the mortgage loan's requirements and the borrower's credit history, income, assets and liabilities. If, at the time of loan application, the Mortgagor may have qualified for a lower cost credit product then offered by any mortgage lending affiliate of the Originator, the Originator referred the Mortgagor's application to such affiliate for underwriting consideration;

     (nnn) Underwriting Methodology.
           ------------------------

          The methodology used in underwriting the extension of credit for each Mortgage Loan employs, in part, objective mathematical principles which relate the Mortgagor's income, assets (if applicable for the product type) and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the Mortgagor's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology is designed to confirm that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan, relying on the Mortgagor's representation of the Mortgagor's income in the case of loan programs which did not require verification of the Mortgagor's income;

     (ooo) Disclosure of Fees.
           ------------------

          All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan have been disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation. All points and fees related to each Mortgage Loan were disclosed in writing to the Mortgagor in accordance with applicable state and federal law;

     (ppp) No Mandatory Arbitration Provisions.
           -----------------------------------

          With respect to each Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

     (qqq) Debt-to-Income Ratio.
           --------------------

          Except as set forth on the Mortgage Loan Schedule,  no Mortgagor under
          any  Mortgage  Loan  had  a  debt-to-income   ratio  at  the  time  of
          origination of such Mortgage Loan in excess of 55%;

     (rrr) No Breach or Default on Refinancings.
           ------------------------------------

          No Mortgagor was encouraged or required by the Company or to the best of the Company's knowledge, any third party, to breach any agreement or default on any mortgage loan in connection with the origination of a Mortgage Loan in order to refinance a previously-originated mortgage loan;

     (sss) Advance-Paid Periodic Payments.
           ------------------------------

          No Mortgage Loan contains a provision requiring more than two monthly or other scheduled periodic payments by the Mortgagor on the Mortgage

          Loan to be paid in advance from the proceeds of the Mortgage Loan;

     (ttt) Home Improvement Contractor Payments.
           ------------------------------------

          No payments to a home improvement contractor from the proceeds of a Mortgage Loan have been made other than by an instrument payable to
          (i) the Mortgagor, (ii) the Mortgagor and the home improvement contractor or (ii) through an independent third party escrow agent; and

     (uuu) Short Maturity Balloon Mortgage Loans.
           -------------------------------------

          Except as set forth on the Mortgage Loan Schedule, no Balloon Mortgage Loan has an original stated maturity of less than seven (7) years; and

     (vvv) Anti-Predatory Lending Pilot Program.
           ------------------------------------

          Each Mortgage Loan secured by property located within the Cook County, Illinois anti-predatory lending Pilot Program area (i.e., ZIP Codes 60620, 60621, 60623, 60628, 60629, 60632, 60636, 60638, 60643 and
          60652) complies with the recording requirements outlined in Illinois House Bill 4050 and Senate Bill 304 effective September 1, 2006, to the extent applicable.

     Section 3.03.  Repurchase.
                    ----------

     It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser and any Successor Servicer hereunder, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by the Company, the Purchaser or the Successor Servicer of any materially defective or missing document required to be included in a Mortgage File ("Defective Document") or a breach of any of the foregoing representations and warranties that materially and adversely affects the value of a Mortgage Loan or the interest of the Purchaser therein (or that materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage
Loan), the party discovering such Defective Document or a breach shall give prompt written notice to the other. Any such breach or Defective Document that causes a Mortgage Loan not to be a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Purchaser.

     Within ninety (90) days of the earlier of either discovery by or notice to the Company of any Defective Document or a breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the interest of the Purchaser therein, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such Defective

Document or breach cannot be cured, the Company shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. However, if the breach or Defective Document shall involve a representation or warranty set forth in Section 3.02 and the Company discovers or receives notice of any such breach within ninety (90) days of the Closing Date, the Company may, if the breach or Defective Document cannot be cured, and provided that the Company has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than one hundred twenty
(120) days after the related Closing Date. Notwithstanding any of the foregoing, if a breach or Defective Document would cause the Mortgage Loan to be other than a "qualified mortgage," as defined in Section 860(G)(a)(3) of the Code, any such repurchase or substitution must occur within sixty (60) days from the date the breach or Defective Document was discovered unless such breach is cured during such period. In addition, for purposes of this Section 3.03, any document required to be included in a Mortgage File that is not executed as required or does not materially comply with all legal requirements shall be deemed to materially and adversely affect the interests of the Purchaser. Notwithstanding anything to the contrary herein, within ninety (90) days of the earlier of either discovery by or notice to the Company of any breach of the representations or warranties set forth in clause (ss), the first sentence of clause (ww), the third and fourth sentences of clause (eee), clause (hhh), clause (kkk), clause (lll), the second sentence of clause (mmm), clause (nnn) and clause (ppp) of Section 3.02, the Company shall repurchase such Mortgage Loan at the Repurchase Price. Notwithstanding anything contained herein to the contrary, with respect to any breach alleged under this Agreement, the Purchaser acknowledges and agrees that: (i) the repurchase request must be made by the Purchaser in a prompt and timely manner and must contain sufficient information to enable the Company to evaluate the request and (ii) the Purchaser shall use reasonable efforts to notify the Company of any known breach of a representation and warranty and require the Company to repurchase such Mortgage Loan prior to foreclosure procedures commencing on such Mortgage Loan.

     If the Company has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan within ninety (90) days after the written notice of the breach or Defective Document. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 3.03 shall be accomplished by deposit in the Custodial Account or, following the related Servicing Transfer Date, to such other account as the Purchaser shall identify to the Company, of the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.

     Upon Purchaser's receipt of the Repurchase Price or deposit into the Custodial Account as set forth above, the Purchaser shall (i) promptly release its interest in the repurchased Mortgage Loan and the related servicing rights to the Company, free and clear of any lien, charge, modification or encumbrance suffered or incurred by the Purchaser and (ii) promptly, but in no event later than twenty (20) days after payment of the Repurchase Price deliver or cause to be delivered to the Company any documents held by the Purchaser, its Custodian, servicer or other designee relating to the repurchased Mortgage Loan, including, without limitation, the related Mortgage File previously delivered by the Company to the Purchaser or its designee. In the event of a repurchase or substitution, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, and each party shall amend its copy of the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the Company shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in Sections 3.01 and 3.02 except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The Company shall effect such substitution by delivering to the Custodian for such Qualified Substitute Mortgage Loan the documents required by
Section 2.03, with the Mortgage Note endorsed as required by Section 2.03. No substitution will be made in any calendar month after the Determination Date for such month. The Company shall deposit in the Custodial Account or, following the related Servicing Transfer Date, in such other account as the Purchaser shall identify to the Company, the Monthly Payment less the Interim Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Company. With respect to any Deleted Mortgage Loan, distributions to the Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the Company shall thereafter be entitled to retain all amounts subsequently received by the Company in respect of such Deleted Mortgage Loan.

     For any month in which the Company substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") shall be deposited into the Custodial Account or, following the related Servicing Transfer Date, into such other account as the Purchaser shall identify to the Company, by the Company on or before the Remittance Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

     In addition to such repurchase or substitution obligation, the Company shall indemnify the Purchaser and the Successor Servicer and hold each of them harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, (i) a breach of the representations and warranties of the Company contained in this Agreement or any agreement entered into in connection with a Reconstitution pursuant to Section 10.03 and (ii) the litigation or other legal proceedings disclosed in Exhibit G and any litigation or other legal proceedings related to or that arise therefrom. It is understood and agreed that the obligations of the Company set forth in this Section 3.03 to cure, substitute for or repurchase a Deleted Mortgage Loan and to indemnify the Purchaser and Successor Servicer as provided in this Section 3.03 constitute the sole remedies of the Purchaser and Successor Servicer respecting a breach of the foregoing representations and warranties.

     Upon the request of the Purchaser, the Company hereby agrees to execute a recognition agreement, in form and substance acceptable to the Company, recognizing the servicer designated by the Purchaser therein as the Successor Servicer.

     Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser the Successor Servicer or notice thereof by the Company to the Purchaser, (ii) failure by the Company to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Company by the Purchaser for or the Successor Servicer compliance with this Agreement.

     Section 3.04.  Payment Default; Exercise of Rescission Right.
                    ---------------------------------------------

     If the related Mortgagor is thirty (30) days or more delinquent with respect to any Monthly Payment due on the Mortgage Loan through and including the first Monthly Payment due after the related Closing Date and such delinquency has not been cured by such Mortgagor within forty-five (45) days following the Due Date relating to such Monthly Payment, the Company, at the Purchaser's option, shall repurchase such Mortgage Loan from the Purchaser within thirty (30) days of the Purchaser's request at the Repurchase Price; provided, however, that the Purchaser must request that the Company repurchase such Mortgage Loan within one hundred twenty (120) days of the Closing Date. Any such request shall include the payment history and collection comments for such Mortgage Loan. In the event a Mortgagor exercises any right of rescission it may have with respect to the related Mortgage Loan that arises as a result of an act or omission prior to the related Closing Date, the Company shall repurchase such Mortgage Loan at the related Repurchase Price within thirty (30) days of receiving notice of such Mortgagor's exercise of rescission of the Mortgage Loan.

     Section 3.05.  Premium Recapture.
                    -----------------

     If any Mortgage Loan prepays in full within the first three (3) months following the related Closing Date, then (i) with respect to any such Mortgage Loan that does not provide for a Prepayment Premium, the Company will pay to the Purchaser an amount equal to the premium paid by the Purchaser in excess of par, as set forth in the related Memorandum of Sale, and (ii) with respect to any such Mortgage Loan that provides for a Prepayment Premium, the Company shall pay to the Purchaser (in addition to the Prepayment Premium if the Company is servicing the Mortgage Loan at the time of such prepayment) the amount, if any, by which the purchase price premium paid by the Purchaser in excess of par, as set forth in the related Memorandum of Sale, exceeds the amount of such Prepayment Premium, provided such Prepayment Premium is legally enforceable, and if the Company is then the servicer, paid by the Company to the Purchaser; provided, however, that the Purchaser must request that the Company pay the premium recapture amount described in this Section 3.05 within ninety (90) days of the date of prepayment. The Company shall pay the amounts payable under clauses (i) and (ii) above, for the benefit of the Purchaser or any assignee of the Purchaser, by depositing such amount into the Custodial Account maintained by the Servicer or the similar account maintained by any Successor Servicer at the time that the amount prepaid on such Mortgage Loan is required to be deposited into such account or, following the related Servicing Transfer Date, within thirty (30) days following receipt of written demand and appropriate supporting documentation.

                                   ARTICLE IV

            ADMINISTRATION AND SERVICING OF MORTGAGE LOANS DURING THE
                            INTERIM SERVICING PERIOD


     Section 4.01.  Company to Act as Servicer.
                    --------------------------

     (a) The Mortgage Loans are being sold by the Company to the Purchaser on a servicing released basis. During the related Interim Servicing Period, the Company, as an independent contractor, shall service and administer the Mortgage Loans on behalf of the Purchaser and shall have full power and authority, acting alone or through Subservicers or third-party vendors as permitted by this Agreement, to do any and all things in connection with such servicing and administration which the Company may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

     Unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent, the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or change the final maturity date on such Mortgage Loan. The Company shall request written consent from the Purchaser to permit such a modification and the Purchaser shall provide written consent or notify the Company of its objection to such modification within five (5) Business Days after its receipt of the Company's request. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Company, the Purchaser shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

     In servicing and administering the Mortgage Loans, the Company shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Company.

     (b) The Company may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement, a copy of which shall be provided to the Purchaser; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. The Company shall be solely liable for all fees owed to the Subservicer under the Subservicing Agreement, regardless whether the Company's compensation hereunder is adequate to pay such fees. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Company and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Company shall remain obligated and liable to the Purchaser for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Company alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Company with the same force and effect as if performed directly by the Company. For purposes of this Agreement, the Company shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Company. Any Subservicing Agreement entered into by the Company shall provide that it may be assumed or terminated by the Purchaser, if the Purchaser has assumed the duties of the Company, or by any successor servicer, at the Purchaser's or successor servicer's option, as applicable, without cost or obligation to the assuming or terminating party or its assigns. Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Company and such Subservicer alone, and the Purchaser shall not be deemed a party thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 4.01(a).

     Section 4.02.  Liquidation of Mortgage Loans.
                    -----------------------------

     In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as (1) the Company would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Company shall determine prudently to be in the best interest of Purchaser and (4) is consistent with any related PMI Policy. Foreclosure or comparable proceedings shall be initiated within one hundred twenty (120) days of default for Mortgaged Properties for which no satisfactory arrangements can be made for collection of delinquent payments unless prevented by statutory limitations or states whose bankruptcy laws prohibit such actions within such timeframe. The Company shall use its best efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. In such connection, the Company shall from its own funds make all necessary and proper Servicing Advances; provided, however, that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the net proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority).

     Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged
Property, such an inspection or review is to be conducted by a qualified inspector. The cost for such inspection or review shall be borne by the Purchaser. Upon completion of the inspection or review, the Company shall promptly provide the Purchaser with a written report of the environmental inspection.

     After reviewing the environmental inspection report, the Purchaser shall determine how the Company shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Company to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds and/or Insurance Proceeds, or if the Liquidation Proceeds and/or Insurance Proceeds are insufficient to fully reimburse the Company, the Company shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Purchaser directs the Company not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

     Section 4.03.  Collection of Mortgage Loan Payments.
                    ------------------------------------

     Continuously from the date hereof until the related Servicing Transfer Date, in accordance with this Agreement and Accepted Servicing Practices, the Company shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall ascertain and estimate Escrow Payments, if included under the terms of the Mortgage Loan, and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

     Section 4.04.  Establishment of and Deposits to Custodial Account.
                    --------------------------------------------------

     The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Accredited Home Lenders, Inc., in trust for Bank of America, National Association and/or subsequent purchasers of Mortgage Loans - P & I." The Custodial Account shall be established with a Qualified Depository. Upon request of the Purchaser and within ten (10) days thereof, the Company shall provide the Purchaser with written confirmation of the existence of such Custodial Account. Any funds deposited in the Custodial Account shall at all times be insured to the fullest extent allowed by applicable law. Funds deposited in the Custodial Account may be drawn on by the Company in accordance with Section 4.05.

     The Company shall deposit in the Custodial Account within two (2) Business Days of Company's receipt, and retain therein, the following collections received by the Company and payments made by the Company after the related Cut-off Date, other than payments of principal and interest due on or before the related Cut-off Date, or received by the Company prior to the related Cut-off Date but allocable to a period subsequent thereto:

          (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments (including Prepayment Premiums paid by the Mortgagor or the Company pursuant to Section 4.21 of this Agreement);

          (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Interest Rate but net of the Interim Servicing Fee due to the Company;

          (iii) all Liquidation Proceeds;

          (iv) all Insurance Proceeds, including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14),
     Section 4.11 and Section 4.15;

          (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

          (vi) any amounts required to be deposited in the Custodial Account pursuant to Sections 4.01, 6.01 or 6.02;

          (vii) any amounts payable in connection with the repurchase or substitution of any Mortgage Loan pursuant to Sections 3.03, 3.04 and 3.05 and all amounts required to be deposited by the Company in connection with a shortfall in principal amount of any Qualified Substitute Mortgage Loan pursuant to Section 3.03;

          (viii) any amounts required to be deposited by the Company pursuant to
     Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy; and

          (ix) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.16.

     The foregoing requirements for deposit into the Custodial Account shall be exclusive. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05. Prior to changing the location of the Custodial Account, the Company shall give notice to the Purchaser of such change, which notice shall set forth the new location of the Custodial Account when established. The Company shall maintain adequate records with respect to all withdrawals made pursuant to this Section 4.04. All funds required to be deposited in the Custodial Account shall be held in trust for the Purchaser until withdrawn in accordance with Section 4.05.

     Section 4.05.  Permitted Withdrawals From Custodial Account.
                    --------------------------------------------

     The Company shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

          (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

          (ii) to reimburse itself for unreimbursed Servicing Advances, the Company's right to reimburse itself pursuant to this subclause (ii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03, 3.04 or 6.02, in which case the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

          (iii) to pay itself as part of its servicing compensation interest on funds deposited in the Custodial Account if such interest amount was previously credited;

          (iv) to pay itself any Interim Servicing Fees that are due and unpaid;

          (v) to pay any amount required to be paid pursuant to Section 4.16 related to any REO Property, it being understood that, in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

          (vi) to reimburse itself for any Servicing Advances or REO expenses after liquidation of the Mortgaged Property not otherwise reimbursed above;

          (vii) to remove funds inadvertently placed in the Custodial Account by the Company; and

          (viii)  to  clear  and  terminate  the  Custodial   Account  upon  the
     termination of this Agreement.

     In the event that the Custodial Account is interest bearing, on each Remittance Date, the Company shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01, the Company is not obligated to remit on such Remittance Date. The Company may use such withdrawn funds only for the purposes described in this Section 4.05. The Company shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account.

     Section 4.06.  Establishment of and Deposits to Escrow Account.
                    -----------------------------------------------

     The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "Accredited Home Lenders, Inc., in trust for Bank of America, National Association and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - T & I." The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Upon request of the Purchaser and within ten (10) days thereof, the Company shall provide the Purchaser with written confirmation of the existence of such Escrow Account. Funds deposited in the Escrow Account may be drawn on by the Company in accordance with Section 4.07.

     The Company shall deposit in the Escrow Account or Accounts within two (2) Business Days of Company's receipt, and retain therein:

          (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

          (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

     The Company shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section
4.07. The Company shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the related Mortgagor. To the extent required by law, the Company shall pay interest on escrowed funds to the related Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

     Section 4.07.  Permitted Withdrawals From Escrow Account.
                    -----------------------------------------

     Withdrawals from the Escrow Account or Accounts may be made by the Company only:

          (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

          (ii) to reimburse the Company for any Servicing Advances made by the Company pursuant to Section 4.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

          (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

          (iv) for transfer to the Custodial Account for application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

          (v) for application to the restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 4.14;

          (vi) to pay to the Company, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

          (vii) to remove funds inadvertently placed in the Escrow Account by the Company; and

          (viii) to clear and terminate the Escrow Account on the termination of this Agreement.

     Section 4.08.  Payment of Taxes, Insurance and Other Charges.
                    ---------------------------------------------

     With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the related Mortgaged Property and the status of PMI Policy premiums, if applicable, and fire and hazard insurance coverage and, to the extent the Mortgage Loan includes Escrow Payments, shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Company assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the Company shall make advances from its own funds to effect such payments, which advances shall constitute Servicing Advances hereunder; provided that the Company shall be required to so advance only to the extent that the Company, in its good faith judgment, believes the Servicing Advance to be recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise. To the extent that a Mortgage Loan does not include Escrow Payments, the Company shall use its reasonable efforts in accordance with Accepted Servicing Practices to determine whether any such payments are made by the Mortgagor at the time they first become due. The Company shall make advances from its own funds to effect such delinquent payments within such time period as will avoid the loss of the related Mortgaged Property by foreclosure of a tax or other lien. The costs incurred by the Company, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

     Section 4.09.  Transfer of Accounts.
                    --------------------

     The Company may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time; provided that the Company shall give notice to the Purchaser of any proposed change of the location of either Account not later than ten (10) Business Days prior to any change thereof.

     Section 4.10.  Maintenance of Hazard Insurance.
                    -------------------------------

     The Company shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary or required by law in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer. In the event a hazard insurance policy shall be in danger of being terminated, or in the event the insurer shall cease to be acceptable to Fannie Mae or Freddie Mac, the Company shall notify the Purchaser and the related Mortgagor, and shall follow Accepted Servicing Practices, as permitted by applicable law, to obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to Section 4.11 hereof.

     If the related Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the Company will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration as in effect with a generally acceptable insurance carrier acceptable to Fannie Mae or Freddie Mac in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Company determines in accordance with applicable law and pursuant to the Federal Emergency Management Agency Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Company shall notify the related Mortgagor to obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Company shall immediately force place the required flood insurance on the Mortgagor's behalf. Any out-of-pocket expenses or advance made by the Company on such force placed flood insurance coverage shall be deemed a Servicing Advance.

     If a Mortgage is secured by a unit in a condominium project, the Company shall verify that the coverage required of the homeowner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae or Freddie Mac requirements, and secure from the owner's association its agreement to notify the Company promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

     In the event that the Purchaser or the Company shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Company shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

     All policies required hereunder shall name the Company as loss payee and shall be endorsed with standard mortgagee clauses, without contribution, which shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in amount or material change in coverage.

     The Company shall not interfere with the Mortgagor's freedom of choice in selecting either an insurance carrier or agent; provided, however, that the Company shall not accept any such insurance policies from insurance companies unless such companies are acceptable to Fannie Mae or Freddie Mac and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Company shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Company shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

     Pursuant to Section 4.04, any amounts collected by the Company under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Company's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

     Section 4.11.  Maintenance of Mortgage Impairment Insurance.
                    --------------------------------------------

     In the event that the Company shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy (1) names the Company as loss payee, (2) provides coverage in an amount equal to the amount required pursuant to Section 4.10 without coinsurance and (3) otherwise complies with Accepted Servicing Practices and all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10. The Company shall prepare and make any claims on the blanket policy as deemed necessary by the Company in accordance with prudent servicing practices. Any amounts collected by the Company under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Company shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Company's funds, without reimbursement therefor. Upon request of the Purchaser, the Company shall cause to be delivered to the Purchaser a certified true copy of any such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Purchaser.

     Section  4.12.  Maintenance  of  Fidelity  Bond and  Errors  and  Omissions
                     -----------------------------------------------------------
Insurance.
---------

     The Company shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Company Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Company Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Company against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and Errors and Omissions Insurance Policy shall be at least equal to the amounts acceptable to Fannie Mae or Freddie Mac. Upon the request of the Purchaser, the Company shall cause to be delivered to the Purchaser a certificate of insurance for such Fidelity Bond and Errors and Omissions Insurance Policy and a statement from the surety and the insurer that such Fidelity Bond and Errors and Omissions Insurance Policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Purchaser.

     Section 4.13.  Inspections.
                    -----------

     If any Mortgage Loan is more than sixty (60) days delinquent, the Company immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Company shall keep a written report of each such inspection.

     Section 4.14.  Restoration of Mortgaged Property.
                    ---------------------------------

     The Company need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. For claims greater than $15,000, at a minimum the Company shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

          (i) the Company shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

          (ii) the Company shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

          (iii) the Company shall verify that the Mortgage Loan is not in default; and

          (iv) pending repairs or restoration, the Company shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

          If the Purchaser is named as an additional loss payee, the Company is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

     Section 4.15.  Maintenance of PMI Policy; Claims.
                    ---------------------------------

     With respect to each Mortgage Loan covered by a PMI Policy, the Company shall, without any cost to the Purchaser, maintain in full force and effect such PMI Policy until terminated pursuant to the Homeowners Protection Act of 1998, 12 USC ss.4901, et seq. In the event that such PMI Policy shall be terminated other than as required by law, the Company shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy. If the insurer shall cease to be a Qualified Insurer, the Company shall determine whether recoveries under the PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Company shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason. If the Company determines that recoveries are so jeopardized, it shall notify the Purchaser and the related Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Company shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Company would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Company shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement PMI Policy as provided above.

     In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy in a timely fashion in accordance with the terms of such PMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Company under any PMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

     Section 4.16.  Title, Management and Disposition of REO Property.
                    -------------------------------------------------

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of the Company or such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Company from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

     The Purchaser shall have the option to manage and operate the REO Property provided the Purchaser gives written notice of its intention to do so within sixty (60) days after such REO Property is acquired in foreclosure or by deed in lieu of foreclosure and reimburses the Company for any unreimbursed Servicing Advances with respect to such REO Property incurred prior to transferring such management responsibilities to the Purchaser. The election by the Purchaser to manage the REO Property shall not constitute a termination of any rights of the Company pursuant to Section 11.02.

     If the Purchaser does not elect to manage and operate the REO Property, the Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Company, either itself or through an agent selected by the Company, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Company shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Company deems to be in the best interest of the Purchaser.

     The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Company determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Company as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Company and Purchaser shall be entered into with respect to such purchase money mortgage.

     The Company shall also maintain on each REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

     The disposition of REO Property shall be carried out by the Company at such price, and upon such terms and conditions, as the Company deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Company shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Interim Servicing Fees and unreimbursed advances made pursuant to Section 5.03.

     The Company shall withdraw from the Custodial Account funds necessary for the proper operation management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10. The Company shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section
4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

     Section 4.17.  Real Estate Owned Reports.
                    -------------------------

     Together with the statement furnished pursuant to Section 5.02, the Company shall furnish to the Purchaser on or before the Remittance Date each month a statement in a mutually agreeable format with respect to any REO Property covering the operation of such REO Property for the previous month and the Company's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

     Section 4.18.  Liquidation Reports.
                    -------------------

     Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Company shall submit to the Purchaser a liquidation report in a mutually agreeable format with respect to such Mortgaged Property.

     Section  4.19.  Reports  of  Foreclosures  and  Abandonments  of  Mortgaged
                     -----------------------------------------------------------
Property.
--------

     Following the foreclosure sale or abandonment of any Mortgaged Property, the Company shall report such foreclosure or abandonment as required pursuant to
Section 6050J of the Code. The Company shall file information reports with respect to the receipt of mortgage interest received in a trade or business and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.

     Section 4.20.  Notification of Adjustments.
                    ---------------------------

     With respect to each Adjustable-Rate Mortgage Loan, the Company shall adjust the Mortgage Interest Rate on the related Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Company shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. Upon the discovery by the Company or the receipt of notice from the Purchaser that the Company has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note, the Company shall immediately deposit in the Custodial
Account from its own funds the amount of any interest loss or deferral caused the Purchaser thereby.

     Section 4.21.  Prepayment Premiums.
                    -------------------

            (a) To the extent consistent with the terms of this Agreement, the Company may (or shall, in the case of clauses (ii) and (iii) below) waive (or permit a subservicer to waive) a Prepayment Premium only under the following circumstances: (i) such waiver relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Company, maximize recovery of total proceeds taking into account the value of such Prepayment Premium and the related Mortgage Loan, (ii) such waiver is required under state or federal law or (iii) the mortgage debt has been accelerated as a result of the related Mortgagor's default in making its Monthly Payments. The Company shall not waive any Prepayment Premium unless it is waived in accordance with this Section 4.21(a).

            (b) The Company shall pay the amount of any Prepayment Premium (to the extent not collected and remitted to the Purchaser) to the Purchaser or its assignees if (1) the representation in Section 3.02(eee) is breached and such breach materially and adversely affects the interests of the Purchaser or its assigns, (2) the Company waives any Prepayment Premium other than as permitted under Section 4.21(a)(i) or (iii) or (3) the Company is unable to collect such Prepayment Premium as a result of its enforceability being found to be limited or prohibited by applicable law. The Company shall pay the amount of such Prepayment Premium, for the benefit of the Purchaser or any assignee of the Purchaser, by depositing such amount into the Custodial Account at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial Account or, following the related Servicing Transfer Date, into such other account as the Purchaser shall identify to the Company, within thirty
(30) days following receipt of written demand and appropriate supporting documentation.

     Section 4.22.  Credit Reporting; Gramm Leach Bliley Act.
                    ----------------------------------------

     (a) The Company agrees to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

     (b) The Company agrees to transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and that for each Mortgage Loan, the Company shall report one of the following statuses each month: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed or charged-off.

     (c) The Company shall comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations promulgated thereunder, relating to the Mortgage Loans and the related Mortgagors and shall provide all required notices thereunder.

     Section 4.23.  Disaster Recovery/Business Continuity Plan.
                    ------------------------------------------

     The Company shall establish and maintain contingency plans, recovery plans and proper risk controls to ensure Company's continued performance under this Agreement. The plans must be in place within thirty (30) calendar days after the Closing Date of this Agreement and shall include, but not be limited to, testing, control functions, accountability and corrective actions to be immediately implemented, if necessary. The Company agrees to make copies or summaries of the plans available to the Purchaser or appropriate regulator upon reasonable request.

                                   ARTICLE V

                              PAYMENTS TO PURCHASER

     Section 5.01.  Remittances.
                    -----------

     On each Remittance Date the Company shall remit by wire transfer of immediately available funds to the Purchaser all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05).

     With respect to any remittance received by the Purchaser after the Remittance Date on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any default by the Company hereunder.

     Section 5.02.  Statements to Purchaser.
                    -----------------------

     Not later than the Business Day prior to the each Remittance Date, the Company shall deliver to the Purchaser in electronic format and hard copy a remittance advice in form and substance mutually agreeable to the Company and the Purchaser.

                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

     Section 6.01.  Transfers of Mortgaged Property.
                    -------------------------------

     The Company shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Company shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto; provided, however, that the Company shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy, if any.

     If the Company reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Company shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Company is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Company has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. The Company shall notify the Purchaser that any substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. If an assumption fee is collected by the Company for entering into an assumption agreement the fee will be retained by the Company as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan, the outstanding principal amount of the Mortgage Loan nor any other material terms shall be changed without Purchaser's consent.

     To the extent that any Mortgage Loan is assumable, the Company shall inquire diligently into the credit-worthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit-worthiness of the proposed transferee does not meet such underwriting criteria, the Company diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

     Section 6.02.  Satisfaction of Mortgages and Release of Mortgage Files.
                    -------------------------------------------------------

     Upon the payment in full of any Mortgage Loan, or the receipt by the Company of a notification that payment in full will be escrowed in a manner customary for such purposes, the Company shall immediately notify the Purchaser and shall request the release of any Mortgage Loan Documents.

     If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within two (2) Business Days of receipt of such demand by the Purchaser. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

     Section 6.03.  Servicing Compensation.
                    ----------------------

     As compensation for its services hereunder, the Company shall be entitled to withdraw from the Custodial Account the amount of its Interim Servicing Fee. The Interim Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Interim Servicing Fee is limited to, and payable solely from, the interest portion of the related Monthly Payments on the Mortgage Loans. Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, late payment charges and interest on funds deposited in the Custodial Account pursuant to Section 4.04 and any other ancillary income shall be retained by the Company to the extent not required to be deposited in the Custodial Account. The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

     Section 6.04.  Annual Statement as to Compliance.
                    ---------------------------------

     On or before March 15 of each calendar year, commencing in 2007, the Company shall deliver to the Purchaser a statement of compliance addressed to the Purchaser and signed by an authorized officer of the Company, to the effect that (i) a review of the Company's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer's supervision, and
(ii) to the best of such officer's knowledge, based on such review, the Company has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

     To the extent the Company serviced no Mortgage Loans pursuant to this agreement in a calendar year, the Company shall not be required to deliver a statement of compliance with respect to such calendar year.

     Section 6.05.  Right to Examine Company Records.
                    --------------------------------

     The Purchaser, or its designee, at its sole cost and expense, shall have the right, which right shall be exercised reasonably in scope and frequency, to examine and audit any and all of the related books, records, or other information of the Company, whether held by the Company or by another on its behalf, with respect to or concerning the Company's obligations under this Agreement or with respect to the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice. The Purchaser shall pay its own travel and other expenses associated with such examination.

     Section 6.06.  Compliance with REMIC Provisions.
                    --------------------------------

     If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Company shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or

(ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860 (a) (2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860(d) of the Code) unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

                                  ARTICLE VII

                              TRANSFER OF SERVICING

     Section 7.01.  Assumption of Responsibilities at Servicing Transfer Date
                    ---------------------------------------------------------

     On the related Servicing Transfer Date, the Purchaser, or its designee, shall assume all servicing responsibilities related to, and the Company will cease all servicing responsibilities (except as expressly set forth herein) related to, the Mortgage Loans. On or prior to the related Servicing Transfer Date (or in the case of (c), (d) and (e) below, within three (3) Business Days from and after the related Servicing Transfer Date or by such other date as may be specified in this Agreement or as may be otherwise agreed), the Company will take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage Loans to the Purchaser, or its designee, including but not limited to the following:

     (a) Notice to the Mortgagors. The Company shall mail to each Mortgagor a letter advising the Mortgagor of the transfer of the servicing of the related transferring Mortgage Loan to the Purchaser, or its designee, in accordance with RESPA, Regulation X and other applicable laws and regulations; provided, however, the content and format of the letter in a standard form shall have the prior approval of the Purchaser. The Company shall provide the Purchaser with copies of all such related notices no later than fifteen (15) days from and after the related Servicing Transfer Date.

     (b) Notice of Taxing Authorities and Insurance Companies. The Company shall transmit to the applicable taxing authorities (or to the tax service vendor, as applicable) and insurance companies (including PMI Policy insurers, if applicable) and/or agents, notification of the transfer of the servicing to the Purchaser, or its designee, and instructions to deliver all notices, tax bills and insurance statements, as the case may be, to the Purchaser, or its designee, from and after the related Servicing Transfer Date. Each assignable tax service contract shall be assigned to the Purchaser, or its designee, with a certificate from an authorized signatory of the Company, confirming that all such notices have been transmitted, together with a copy of the related standard form(s) of such notifications no later than the related Servicing Transfer Date or such other date as the parties may agree. On the related Servicing Transfer Date, the Company will reimburse the Purchaser or its designee for the cost of acquiring a life-of-loan tax service contract and a life of loan flood certification for each Mortgage Loan that does not have such contracts that are assignable to the Purchaser or its assignees.

     (c) Delivery of Servicing Records. The Company shall forward to the Purchaser, or its designee, all servicing records and the complete Servicing File in the Company's possession relating to each transferring Mortgage Loan, and shall make available to the Purchaser, or its designee, during normal business hours, any such records.

     (d) Escrow Payments. The Company shall provide the Purchaser, or its designee, by wire transfer of immediately available funds in the amount of the net Escrow Payments and suspense balances and all loss draft balances associated with the Mortgage Loans. The Company shall provide the Purchaser, or its designee, with an accounting statement of Escrow Payments and suspense balances and loss draft balances sufficient to enable the Purchaser, or its designee, to reconcile the amount of such payment with the accounts of the Mortgage Loans. Additionally, the Company shall wire transfer to the Purchaser the amount of any prepaid transferring Mortgage Loan payments and all other similar amounts held by the Company.

     (e) Mortgage Payments Received Prior to Servicing Transfer Date. Prior to the related Servicing Transfer Date all payments received by the Company on each Mortgage Loan shall be properly applied by the Company to the account of the particular Mortgagor.

     (f) Mortgage Payments Received After the Servicing Transfer Date. The amount of any Monthly Payments for the Mortgage Loans received by the Company within ninety (90) days after the related Servicing Transfer Date shall be forwarded to the Purchaser by wire transfer or overnight mail within three (3) Business Days of receipt and the Company shall notify the Purchaser of the particulars of the payment, which notification requirement shall be satisfied if the Company forwards with the payment sufficient information to permit appropriate processing of the payment to the Purchaser. The Company shall assume full responsibility for the endorsement of such Monthly Payment to the Purchaser with the particulars of the payment such as the account number, dollar amount, date received and any special Mortgagor application instructions with respect to such Monthly Payments received by the Company after the related Servicing Transfer Date with respect to any Mortgage Loans then in foreclosure or bankruptcy. Any Monthly Payments received by the Company more than ninety (90) days following the Servicing Transfer Date shall be promptly returned to the sender.

     (g) Misapplied Payments. Misapplied payments on Mortgage Loans shall be processed as follows: (i) all parties shall cooperate in correcting misapplication errors; (ii) the party receiving notice of a misapplied payment occurring prior to the related Servicing Transfer Date and discovered after the related Servicing Transfer Date shall immediately notify the other party; (iii) if a misapplied payment occurred prior to the related Servicing Transfer Date cannot be identified and said misapplied payment has resulted in a shortage in a Custodial Account or Escrow Account, the Company shall be liable for the amount of such shortage; the Company shall reimburse the Purchaser for the amount of such shortage within thirty (30) days after the receipt of written demand thereof from the Purchaser; (iv) if a misapplied payment which occurred prior to the related Servicing Transfer Date has created an improper Purchase Price as the result of an inaccurate outstanding principal balance, the party with notice of such misapplied payment shall promptly inform the other party and a wire transfer or check shall be issued to the party shorted by the improper payment application within ten (10) Business Days after notice thereof by the other party; and (v) any wire transfer or check issued under the provisions of this
Section 7.01(g) shall be accompanied by a statement indicating the corresponding Company Mortgage Loan identification number and an explanation of the allocation of any such payments or by fax.

     (h) Books and Records. On the related Servicing Transfer Date, the books, records and accounts of the Company with respect to the servicing of the Mortgage Loans shall be in accordance with Accepted Servicing Practices.

     (i) Reconciliation. The Company shall, on or before the related Servicing Transfer Date, reconcile principal balances and make any monetary adjustments for the Mortgage Loans as agreed to by Company and Purchaser. Any such monetary adjustments will be transferred between the Company and the Purchaser as appropriate.

     (j) IRS Forms. The Company shall file all IRS forms 1099, 1099A, 1098, or 1041 and K-1 which are required to be filed in relation to the servicing and ownership of the Mortgage Loans on or before the related Servicing Transfer Date. The Company shall provide copies of such forms to the Purchaser upon reasonable request and shall reimburse the Purchaser for any penalties or reasonable costs incurred by the Purchaser due to the Company's failure to comply with this paragraph.

     (k) Insurance Premiums. With respect to any Mortgage Loan which includes related Escrow Payments, the Company shall pay all hazard and flood insurance premiums, PMI Policy and LPMI Policy premiums, due within thirty (30) days after the Servicing Transfer Date, provided that the Company has received bills for insurance premiums at least fourteen (14) days prior to the Servicing Transfer Date.

     (l) Property Taxes. With respect to any Mortgage Loan which includes related Escrow Payments, the Company shall pay all tax bills (including interest, late charges and penalties in connection therewith) due, meaning economic loss, within thirty (30) days after the related Servicing Transfer Date, provided that the Company has received such bills at least fourteen (14) days prior to the related Servicing Transfer Date. For ninety (90) days after the related Servicing Transfer Date, the Company shall deliver such tax bills as it may receive with respect to the Mortgage Loans to Purchaser within ten (10) Business Days of receipt of the same, thereafter Company shall exercise reasonable efforts to deliver such tax bills as it may receive with respect to the Mortgage Loans to Purchaser within a reasonable time of its receipt of same.

     (m) Insurance Policies. For ninety (90) days after the related Servicing Transfer Date, the Company shall deliver such insurance policies or renewals and invoiced as it may receive with respect to the Mortgage Loans to Purchaser within ten (10) Business Days of its receipt of same, thereafter Company shall exercise reasonable efforts to deliver such insurance policies or renewals and invoices as it may receive with respect to the Mortgage Loans to Purchaser within a reasonable time of its receipt of same.

     (n) Escrow  Analysis.  If a Mortgage Loan was  originated  more than twelve
(12) months prior to the related Servicing Transfer Date, then the Company has properly conducted escrow analysis with respect to such Mortgage Loan as may be required under the applicable law. With respect to any such Mortgage Loan, any adjustment to the escrow payment due, refunds of escrow overages and collections of escrow shortages have been made in accordance with applicable law.

     (o) Transfer of Servicing. On the related Servicing Transfer Date, the Company shall transfer servicing of the related Mortgage Loans to the Purchaser or its designee pursuant to the terms of this Agreement, in accordance with Accepted Servicing Practices and the procedures reasonably agreed to by the Company, the Purchaser and the Purchaser's designee. At the Purchaser's option and upon reasonable notice, the Company shall effect the transfer of servicing for the related Mortgage Loans by means of a "tape to tape" transfer or other electronic delivery of servicing data as is customary in the industry. All information provided to the Purchaser or its designee shall be provided electronically. The Company shall pay any costs and expenses the Purchaser or its designee incurs related to the manual transfer of any information to the Purchaser or its designee.

     (p) Reimbursement for Servicing Advances and Interim Servicing Fee. Following a Servicing Transfer Date, the Company shall be reimbursed for any unreimbursed Servicing Advances or unpaid Interim Servicing Fee in relation to any related Mortgage Loan. Such reimbursement shall be paid by the Purchaser or its designee to the Company within ten (10) Business Days following the delivery of a reasonably detailed invoice or other evidence of such amounts to the Purchaser or its designee. This Section 7.01(p) shall survive each Servicing Transfer Date.

                                  ARTICLE VIII

                              COMPANY TO COOPERATE

     Section 8.01.  Provision of Information.
                    ------------------------

     During the term of this Agreement, the Company, at the Purchaser's sole cost and expense, shall furnish to the Purchaser such periodic, special, or other reports or information as the Purchaser may reasonably request, and copies or originals of any documents contained in the Servicing File for each Mortgage Loan provided for herein. All other special reports or information not provided for herein as shall be necessary, reasonable, or appropriate with respect to the Purchaser or any regulatory agency will also be provided at the Purchaser's expense. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.

     In addition, during the term of this Agreement, the Company shall provide, at the Purchaser's sole cost and expense, to the OCC, the FDIC and to comparable regulatory authorities supervising the Purchaser or any of Purchaser's assigns (including beneficial owners of securities issued in Pass-Through Transfers backed by the Mortgage Loans) and the examiners and supervisory agents of the OCC, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OCC, the FDIC and other authorities with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Company.

     Section 8.02.  Financial Statements.
                    --------------------

     The Company also shall make available to the Purchaser or prospective purchaser, upon reasonable request, a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Company or the financial statements of the Company, and to permit the Purchaser to inspect the Company's servicing facilities for the purpose of satisfying the Purchaser that the Company has the ability to interim service the Mortgage Loans as provided in this Agreement.

                                   ARTICLE IX

                                   THE COMPANY

     Section 9.01.  Indemnification; Third Party Claims.
                    -----------------------------------

     The Company shall indemnify the Purchaser, its directors, officers, agents, employees and assigns and the Successor Servicer (each, an "Indemnified Party") and hold each such Indemnified Party harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that such Indemnified Party may sustain in any way related to the failure of the Company to perform its duties hereunder and to service the Mortgage Loans in strict compliance with the terms of this Agreement. The Company immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all reasonable and customary out-of-pocket expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or an Indemnified Party in respect of such claim. The Company shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Company's indemnification pursuant to
Section 3.03, or the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement. The provisions of this Section 9.01 shall survive the termination of this Agreement.

     Section 9.02.  Merger or Consolidation of the Company.
                    --------------------------------------

     The Company shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

     Any person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that


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
the successor or surviving Person shall be an institution having a GAAP net worth of not less than $15,000,000. Furthermore, in the event the Company transfers or otherwise disposes of all or substantially all of its assets to an affiliate of the Company, such affiliate shall satisfy the conditions above, and shall also be fully liable to the Purchaser for all of the Company's obligations and liabilities hereunder.

     Section 9.03.  Limitation on Liability of Company and Others.
                    ---------------------------------------------

     Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement or any other liability which would otherwise be imposed under this Agreement. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may cause it to incur any expense or liability; provided, however, that the Company may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Company shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action, unless any such costs result from a breach of the Company's representations and warranties made herein or its failure to perform its obligations in compliance with this Agreement.

     Section 9.04.  Limitation on Resignation and Assignment by Company.
                    ---------------------------------------------------

     Except as may be permitted by this Agreement, the Company shall not assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

     The Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance reasonably acceptable to the Purchaser. No such resignation shall become effective until a successor acceptable to the Purchaser shall have assumed the Company's responsibilities and obligations hereunder.

                                   ARTICLE X

             PASS-THROUGH TRANSFERS, WHOLE LOAN TRANSFERS AND AGENCY
                    TRANSFERS; COMPLIANCE WITH REGULATION AB

     Section 10.01.  Intent of the Parties; Reasonableness.
                     -------------------------------------

     The  Purchaser  and the Company  acknowledge  and agree that the purpose of
Article X of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

     Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. Furthermore, the Purchaser and the Company agree that if any such changes in the interpretations of the requirements of Regulation AB materially affect this Article X, then the Purchaser and the Company will amend such affected provisions in accordance with this Agreement. In connection with any Pass-Through Transfer, the Company shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Third-Party Originator and the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

     The Purchaser (including any of its assignees or designees) shall cooperate with the Company by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser's reasonable judgment, to comply with Regulation AB.

     Section 10.02.  Additional Representations and Warranties of the Company.
                     --------------------------------------------------------

     (a) The Company shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 10.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date: (i) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Company or any Third-Party Originator; and (ii) there are no affiliations, relationships or transactions relating to the Company or any Third-Party Originator with respect to any Pass-Through Transfer and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

     (b) If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Section 10.03, the Company shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

     Section 10.03.  Reconstitutions.
                     ---------------

     The Purchaser and the Company agree that with respect to some or all of the Mortgage Loans, the Purchaser, at its sole option, may effect one or more
Reconstitutions. On the related Servicing Transfer Date, the Mortgage Loans transferred shall cease to be serviced by the Company pursuant to this Agreement.

     In connection with any Pass-Through Transfer the Company shall (i) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a) and (b)of this Section, and (ii) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (c) of this Section. Notwithstanding the foregoing, it is understood and agreed that (1) the information required pursuant to Items 1103(a)(1), 1110(a) and 1119 of Regulation AB (including the information required pursuant to subparts (a)(A), (a)(D) and (c)(i)(B) of this Section) shall only be required to the extent that mortgage loans originated by the Company or a Third Party Originator, as the case may be, in the related Pass-Through Transfer comprise 10% or more of the aggregate pool of mortgage loans in such Pass-Through Transfer, (2) the information required pursuant to Items 1110(b) and 1117 of Regulation AB (including the information required pursuant to subparts (a)(B), (a)(C) and (c)(i)(A) of this Section) shall only be required to the extent that mortgage loans originated by the Company or a Third Party Originator, as the case may be, in the related Pass-Through Transfer comprise 20% or more of the aggregate pool of mortgage loans in such Pass-Through Transfer and (3) the information required pursuant to Item 1105 of Regulation AB (including the information required pursuant to subpart (b) below) shall only be required in Pass-Through Transfers in which mortgage loans originated by the Company or any Third Party Originator, as the case may be, comprise a material portion of the aggregate pool of mortgage loans in such Pass-Through Transfer, as determined by the Purchaser or Depositor in its sole reasonable determination of the requirements of Regulation AB.

     (a) Subject to the preceding paragraph, if so requested by the Purchaser or any Depositor, the Company shall provide such information regarding (i) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party

Originator, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, as applicable, at a minimum:

               (A) the originator's form of organization;

               (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

               (C)  a  description  of  any  material   legal  or   governmental
          proceedings pending (or known to be contemplated) against the Company and each Third-Party Originator; and

               (D) a description of any affiliation or relationship between the Company, each Third-Party Originator and any of the following parties to a Pass-Through Transfer, as such parties are identified to the Company by the Purchaser or any Depositor in writing in advance of such Pass-Through Transfer:

                          (1)     the sponsor;

                          (2)     the depositor;

                          (3)     the issuing entity;

                          (4)     any servicer or master servicer;

                          (5)     any trustee;

                          (6)     any originator;

                          (7)     any significant obligor;

                          (8)     any enhancement or support provider; and

                          (9)     any other material transaction party.

     (b) Subject to the provisions of the initial paragraph of this Section, if so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator. Such Static Pool Information shall be prepared by the Company (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Company (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

     Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Company.

     If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Pass-Through Transfer. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

     (c) Subject to the provisions of the initial paragraph of this Section, if so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Third-Party Originator to) (i) notify the Purchaser and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Company or any Third-Party Originator and (B) any affiliations or relationships that develop following the closing date of a Pass-Through Transfer between the Company or any Third-Party Originator and any of the parties specified in clause
(D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Pass-Through Transfer, and
(ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

     (d) The Company shall cooperate with the Purchaser in connection with each Reconstitution in accordance with this Article X. In connection therewith the Company shall:

          (i) make all representations and warranties made herein regarding the Company and the Mortgage Loans as of the closing date of each Reconstitution; provided, however, unless otherwise specified herein, the representations and warranties related to the Mortgage Loans shall be made by the Company as of the date of the Reconstitution, modified to the extent necessary to accurately reflect the pool statistics of the related Mortgage Loans as of the date of such Reconstitution and subject to any events or circumstances occurring or existing subsequent to the related Closing Date;

          (ii) execute a mutually agreeable Assignment, Assumption and Recognition Agreement in the form of Exhibit C attached hereto necessary to effectuate the foregoing provided such agreement creates no greater obligation or cost on the part of the Company than otherwise set forth in this Agreement and does not materially and adversely alter the Company's rights hereunder;

          (iii) not be obligated to be a party to a pooling and servicing agreement or service into Purchaser's securitization unless the Company consents in its sole discretion;

          (iv) not be obligated to incur any out-of-pocket expense in connection with this Section 10.03(d) unless the Purchaser agrees to reimburse the Company for such expense (any amount to be agreed upon prior to the Company incurring it);

          (v) (1) cooperate with Purchaser and any prospective purchaser with respect to all reasonable requests and due-diligence procedures including participating in telephonic meetings with rating agencies, bond insurers and such other parties as Purchaser shall designate and participating in telephonic meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information reasonably requested by such purchasers; (2) execute all Reconstitution Agreements and such other agreements reasonably requested and customarily required by bond insurers or other credit enhancers involved in a pass-through transfer or net interest margin securities related to such pass-through transfer; provided that each of Company and Purchaser is given an opportunity to review and reasonably negotiate in good faith the content of such documents; provided, however, that Company shall not be obligated to be a party to a pooling and servicing agreement or service into Purchaser's securitization unless the Company consents in its sole discretion; (3) deliver to Purchaser for inclusion in any prospectus or other offering material such publicly available information regarding Company and its financial condition and its mortgage loan delinquency, foreclosure and loss experience and any additional information reasonably requested by Purchaser which does not constitute material non-public information (including such information as required by Article X hereof relating to Regulation AB Compliance) and, if Company or its holding company is no longer a public company, to deliver to Purchaser any similar nonpublic, unaudited financial information, in which case Purchaser shall bear the cost of having such information audited by certified public accountants if Purchaser desires such an audit, or as is otherwise reasonably requested by Purchaser and which Company is capable of providing without unreasonable effort, and to indemnify Purchaser and its affiliates for material misstatements or omissions contained (i) in the foregoing information and (ii) on the Mortgage Loan Schedule; and (4) deliver to Purchaser and to any Person designated by Purchaser, at Purchaser's expense, such statements and audit letters of reputable, certified public accountants pertaining to information provided by Company pursuant to clause (3) above as shall be reasonably requested by Purchaser;

          (vi) Prior to the closing date of a Reconstitution to Fannie Mae or a Securitization involving the Mortgage Loans in which Fannie Mae is purchasing any of the securities, the Purchaser shall provide the Company with an electronic listing of those Mortgage Loans which Purchaser intends to sell or securitize and for which Purchaser requires information regarding the points and fees charged to each related Mortgagor at origination. The Company shall provide to the Purchaser an electronic schedule of such points and fees for each such Mortgage Loan within five
     (5) Business Days of Purchaser's request therefor. The Company hereby represents and warrants to the Purchaser that such schedule is true, correct and complete as of the date it is provided to the Purchaser; and

          (vii) not be required to cooperate with respect to more than (4) Reconstitutions with respect to any Mortgage Loan Package.

     Section 10.04.  Indemnification; Remedies.
                     -------------------------

     The Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Pass-Through Transfer: each sponsor, the issuing entity; each broker-dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information provided in written or electronic form under this Article X by or on behalf of the Company or any Third-Party Originator (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

          (ii) any failure by the Company or any Third-Party Originator to deliver any information when and as required under this Article X; or

          (iii) any breach by the Company of a representation or warranty set forth in Section 10.02(a) or in a writing furnished pursuant to Section 10.02(b) and made as of a date prior to the closing date of the related Pass-Through Transfer, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 10.02(b) to the extent made as of a date subsequent to such closing date.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     Section 11.01.  Amendment.
                     ---------

     This Agreement may be amended from time to time by the Company and by written agreement signed by the Company and the Purchaser.

     Section 11.02.  Governing Law.
                     -------------

     This Agreement shall be construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws principles thereof other than Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Each of the Company and the Purchaser hereby knowingly, voluntarily and intentionally waives any and all rights it may have to a trial by jury in respect of any litigation based on, or arising out of, under, or in connection with, this Agreement, or any other documents and instruments executed in connection herewith, or any course of conduct, course of dealing, statements (whether oral or written), or actions of the Company or the Purchaser. This provision is a material inducement for the Purchaser to enter into this Agreement.

     Section 11.03.  Arbitration.
                     -----------

     In the event a claim or controversy arises concerning the interpretation or enforcement of the terms of this Agreement, the Purchaser and the Company agree that such claim or controversy may be settled by final, binding arbitration if the Purchaser and the Company, as applicable, consent to such arbitration at the time such claim or controversy arises which consent may be withheld by the Purchaser or the Company in each party's sole discretion.

     Section 11.04.  Notices.
                     -------

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

    (i) if to the Company:

        Accredited Home Lenders, Inc.
        15090 Avenue of Science

        San Diego, California  92128
        Attention:  Director of Capital Markets
        Telephone:  (858) 676-2100
        Fax:  (866) 204-5381

        With a copy to:


        Accredited Home Lenders, Inc.
        15090 Avenue of Science
        San Diego, California  92128
        Attention:  Secondary Markets Counsel
        Telephone:  (858) 676-2100
        Fax:  (866) 204-5381

        or such other address as may hereafter be furnished to the Purchaser in writing by the Company;

   (ii) if to the Purchaser:

        Bank of America, National Association
        Hearst Tower
        NC1-027-21-04
        214 North Tryon Street, 21st Floor
        Charlotte, North Carolina  28255
        Attention:  Managing Director
        Telephone:  (704) 388-8708
        Fax:  (704) 386-3215

        or such other address as may hereafter be furnished to the Company in writing by the Purchaser.

     Section 11.05.  Severability of Provisions.
                     --------------------------

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 11.06.  Relationship of Parties.
                     -----------------------

     Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for the Purchaser.

     Section 11.07.  Successors and Assigns; Assignment of Agreement.
                     -----------------------------------------------

     This Agreement shall bind and inure to the benefit of and be enforceable by the Company and the Purchaser and the respective permitted successors and assigns of the Company and the permitted successors and assigns of the Purchaser. After the Closing Date, this Agreement shall not be assigned, pledged or hypothecated by the Company to a third party without the prior written consent of the Purchaser, which consent may be withheld by the Purchaser in its sole discretion. The Purchaser shall have the right, with the written consent of the Company but subject to the limits set forth in Section 2.02 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment, Assumption and Recognition Agreement, and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee, subject to the provisions of this Section 11.07, and in the event the Purchaser assigns this Agreement, and the assignee assumes any of the Purchaser's obligations hereunder, the Company acknowledges and agrees to look solely to such assignee, and not the Purchaser, for performance of the obligations so assumed and the Purchaser shall be relieved from any liability to the Company with respect thereto. The Successor Servicer shall be an intended third party beneficiary of this Agreement to the same extent as if it were a party hereto, shall have the right to enforce the provisions of this Agreement, and shall be bound by the provisions of Section 9.01 of this Agreement.

     Section 11.08.  Recordation of Assignments of Mortgage.
                     --------------------------------------

     To the extent permitted by applicable law, each Assignment of Mortgage is subject to recordation in the appropriate public office for real property records in the county or other comparable jurisdiction in which the related Mortgaged Property is situated, such recordation to be effected at the Company's expense, in the event recordation is necessary or advisable in accordance with Acceptable Servicing Practices or under applicable law or, to the extent the Mortgage Loan is not registered on MERS, is requested by the Purchaser at its sole option, all in accordance with specific provisions set forth elsewhere in this Agreement.

     Section 11.09.  Solicitation of Mortgagor.
                     -------------------------

     The Company agrees that, after the Closing Date, it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors or independent mortgage brokerage companies personally, by telephone, mail or electronic mail, solicit the borrower under any Mortgage Loan for the purpose of refinancing, in whole or in part. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to the Mortgages (including insurance renewal dates) shall be transferred to Purchaser pursuant to this Agreement on the Closing Date and the Company shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Company or any affiliate of the Company which are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, and newspaper, radio, Internet and television advertisements shall not constitute solicitation under this Section.

     Section 11.10.  Further Agreements.
                     ------------------

     The Purchaser and the Company each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

     Section 11.11.  Confidential Information.
                     ------------------------

     Each of the Company and the Purchaser shall keep confidential and shall not divulge to any party, without the other's prior written consent, the price paid by the Purchaser for the Mortgage Loans, except to the extent that it is reasonable and necessary for either the Company or the Purchaser to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or in securing the release of liens of the Company's warehouse lenders.

     Each of the Company and the Purchaser agrees that it (i) shall comply with all applicable laws and regulations regarding the privacy or security of Consumer Personal Information, (ii) shall not collect, create, use, store, access, disclose or otherwise handle Consumer Personal Information in any manner inconsistent with any applicable laws or regulations regarding the privacy or security of Consumer Personal Information, including but not limited to the privacy provisions of the Gramm-Leach-Bliley Act of 1999, (iii) shall not disclose Consumer Personal Information to any affiliated or non-affiliated third party except to enforce or preserve its rights, as otherwise permitted or required by applicable law (or by regulatory authorities having jurisdiction in the premises), (iv) shall maintain appropriate administrative, technical and physical safeguards to protect the security, confidentiality and integrity of Consumer Personal Information and (v) shall promptly notify the other party in writing upon becoming aware of any actual breach and of any suspected breach of this section. Each party hereto shall indemnify and defend the other party against, and shall hold the other party harmless from, any cost, expense, loss, claim or other liability that such other party may suffer as a result of or in connection with its failure to comply with or perform the obligations set forth in this section.

     Any non-public information regarding the Company or any of its affiliates provided by the Company to the Purchaser shall be held by Purchaser in strict confidence and shall not, without the prior written consent of the Company, be disclosed to any third party, except for (i) disclosure to the Purchaser's employees, affiliates, attorneys or accountants (collectively, "representatives"), but only to the extent such disclosure is necessary and any such party agrees to hold such information in strict confidence, and (ii) disclosure required by law, rule, regulation or order of a court or other similar authority. The Purchaser agrees not to use any such non-public information in violation of applicable securities laws, and the Purchaser is aware, and will advise its representatives to whom such information is disclosed in accordance with the preceding sentence, of the restrictions imposed by the securities laws on the purchase and sale of securities by any person who has received material, non-public information from the issuer of such securities and on the communication of such information to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance upon such information.

     Notwithstanding any other express or implied agreement to the contrary, the parties hereto agree and acknowledge that each of them and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure, except to the extent that confidentiality is reasonably necessary to comply with U.S. federal or state securities laws. For purposes of this paragraph, the terms "tax treatment" and "tax structure" have the meanings specified in Treasury Regulation section 1.6011-4(c).

     Section 11.12.  Counterparts.
                     ------------

     This   Agreement   may  be  executed   simultaneously   in  any  number  of
counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     Section 11.13.  Exhibits.
                     --------

     The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

     Section 11.14.  General Interpretive Principles.
                     -------------------------------

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

     (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

     (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

     (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

     (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

     Section 11.15.  Reproduction of Documents.
                     -------------------------

     This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     Section 11.16.  Exhibits
                     --------

     The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

     Section 11.17.  Purchase Price and Terms Letter.
                     -------------------------------

     The terms and conditions set forth in the Purchase Price and Terms Letter between the Purchaser and the Company with respect to each Closing Date shall be incorporated herein. In the event of any conflict between the terms of this Agreement and the related Purchase Price and Terms Letter, the Purchase Price and Terms Letter shall control.

     Section 11.18.  Servicing Provisions.
                     --------------------

     Except as otherwise expressly set forth in this Agreement, the provisions of Articles IV, V and VI shall only apply to a Mortgage Loan during the related Interim Servicing Period (or such later date if relating to the Interim Servicing Period).



                           [Next Page Signature Page]

     IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA, NATIONAL                        ACCREDITED HOME LENDERS, INC.
ASSOCIATION                                      Company
Purchaser

By:-----------------------------                 By:----------------------------

Name:---------------------------                 Name:--------------------------

Title:--------------------------                 Title:-------------------------




























        [Signature page to the Flow Sale and Interim Servicing Agreement, dated as of September 1, 2006]

                                    EXHIBIT A

                         CONTENTS OF EACH MORTGAGE FILE

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be retained by the Company in the Servicing File or delivered to the Custodian pursuant to Sections 2.01, 2.02 and
2.03 of the Flow Sale and Interim Servicing Agreement to which this Exhibit is attached (the "Agreement"):

     1. (a) The original Mortgage Note, including any riders thereto, endorsed "Pay to the order of _____________, without recourse" and signed in the name of the Company by an authorized officer (provided that, in the event that the Mortgage Loan was acquired by the Company in a merger, the signature must be in the following form: "[Company], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the signature must be in the following form: "[Company], formerly known as [previous name]"). The Mortgage Note must contain all necessary intervening endorsements showing a complete chain of endorsement from the related Originator (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note); or

          (b) With respect to no more than 1% of the unpaid principal balance of the Mortgage Loans as of the related Cut-off Date, a certified copy of the Mortgage Note (endorsed as provided above), together with a lost note affidavit, providing indemnification to the holder thereof for any losses incurred due to the fact that the original Mortgage Note is missing.

     2. The original of any guarantee executed in connection with the Mortgage Note (if any).

     3. The original Mortgage, including any riders thereto, with evidence of recording thereon, except as follows: If in connection with any Mortgage Loan, the Company cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of a Mortgage where a

                               EXHIBIT A - Page 1
          public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage.

     4. The originals or certified true copies of any document sent for recordation of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, or, if the original of any such agreement with evidence of recording thereon has not been returned by the public recording office where such agreement has been delivered for recordation or such agreement has been lost or such public recording office retains the original recorded agreement, a photocopy of such agreement, certified by the Company or its agent to be a true and correct copy of the agreement delivered to the appropriate public recording office for recordation. The original recorded agreement or, in the case of a agreement where a public recording office retains the original recorded agreement or in the case where an agreement is lost after recordation in a public recording office, a copy of such agreement certified by such public recording office to be a true and complete copy of the original recorded agreement, will be promptly delivered to the Custodian upon receipt thereof by the Company.

     5. The original Assignment of Mortgage, in blank, for each Mortgage Loan, in form and substance acceptable for recording (except for the insertion of the name of the assignee and recording information). If the Mortgage Loan was acquired by the Company in a merger, the Assignment of Mortgage must be made by "[Company], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of Mortgage must be made by "[Company], formerly know as [previous name]." Subject to the foregoing and where permitted under the applicable laws of the jurisdiction wherein the Mortgaged property is located, such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county. If the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage will be required to be prepared or delivered and instead, the Company shall take all actions as are necessary to cause the Purchaser to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     6. For any Mortgage Loan not recorded in the name of MERS, originals or certified true copies of documents sent for recordation of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with
          (i) in the case of a delay caused by the public recording  office,  an

                               EXHIBIT A - Page 2

          Officer's Certificate of the Company stating that such intervening Assignment of Mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening Assignment of Mortgage or a copy of such intervening Assignment of Mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening Assignment of Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening Assignment of Mortgage or in the case where an intervening Assignment of Mortgage is lost after recordation in a public recording office, a copy of such intervening Assignment of Mortgage certified by such public recording office to be a true and complete copy of the original recorded intervening Assignment of Mortgage.

     7. The original PMI Policy, if applicable, or certificate of insurance, where required pursuant to the Agreement.

     8. The original mortgagee policy of title insurance in the form required by the Agreement or, if the original lender's title insurance policy has not been issued, the preliminary report or irrevocable binder or commitment to issue the same.

     9. Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items to the extent required in the Underwriting Guidelines:

     10. For each Mortgage Loan which is secured by a residential long-term lease, if any, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation.

     11. The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 4.10 of the Agreement.

     12.  Fully executed residential loan application.

     13. Fully executed Mortgage Loan closing statement (Form HUD-1) and any other truth-in-lending or real estate settlement procedure forms required by law.

     14. Verification of employment and income (if required pursuant to the Underwriting Guidelines).

     15. Verification of acceptable evidence of source and amount of down payment (if required pursuant to the Underwriting Guidelines).

                               EXHIBIT A - Page 3

     16.  Credit report on the Mortgagor.

     17.  Residential appraisal report.

     18.  Photograph of the Mortgaged Property.

     19. Survey of the Mortgaged Property, if required by the title company or applicable law.

     20. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e. map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

     21. All fully executed required disclosure statements required by state and federal law.

     22. If applicable, termite report, structural engineer's report, water potability and septic certification.

     23.  Sales contract, if applicable.

     24. Evidence of payment of taxes and insurance premiums, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

     25.  Amortization schedule, if available.

     26. Payment history for any Mortgage Loan that has been closed for more than ninety (90) days.

     27. Original or certified copy of fully executed power of attorney, if applicable.

     In the event of a delay by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 180 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office,
(iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested form the Purchaser, which consent shall not be unreasonably withheld.


                               EXHIBIT A - Page 4

                                    EXHIBIT B

                                   [RESERVED]



























                               EXHIBIT B - Page 1

                                    EXHIBIT C

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                                           [DATE OF ASSIGNMENT]

     ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "AAR"), dated _______, 200_, among Bank of America, National Association, a national banking association having an office at 214 North Tryon Street, Charlotte, North Carolina 28255 (the "Assignor"), ______________, a ___________ [corporation]
having an office at _______________________ (the "Assignee") and Accredited Home Lenders, Inc., a California corporation having an office at 15090 Avenue of Science, San Diego, California 92128 (the "Company").

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     (a) The Assignor hereby grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as Purchaser, under the Flow Sale and Interim Servicing Agreement (the "Flow Sale Agreement"), dated as of September 1, 2006, and the related Memorandum of Sale, dated __________, 200_ (the "Original Closing Date") (the "Memorandum of Sale," and together with the Flow Sale Agreement, the "Transfer Agreement") each by and between the Assignor and the Company, including but not limited to the representations and warranties made by the Company in Sections 3.01 and 3.02 and the remedy provisions set forth in Section 3.03 of the Flow Sale Agreement (other than the Assignor's rights to indemnification thereunder), but excluding the Assignor's rights under
Section 3.04 and 3.05 of the Flow Sale Agreement. Notwithstanding the foregoing, the Company and the Assignee acknowledge that in the event the Assignor repurchases any Mortgage Loan or otherwise performs any other obligation under the Mortgage Loan Purchase Agreement (as defined below) that is also the obligation of the Company under the Transfer Agreement, the Assignor shall be deemed to have retained its right to enforce such obligation against the Company and the Assignee will be deemed to have waived such right. In addition, notwithstanding any provision in this AAR to the contrary, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under any Mortgage Loans subject to the Transfer Agreement other than the Mortgage Loans that are subject to the Mortgage Loan Purchase Agreement (the "Assigned Mortgage Loans").

     (b) The Assignor has sold, assigned, set over, and otherwise conveyed its rights in, to and under the Assigned Mortgage Loans delivered under the Transfer Agreement to the Assignee pursuant to that certain Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement"), dated as of _________, 200_, by and between the Assignee, as purchaser, and the Assignor, as seller.

     (c) The Assignee has further assigned its rights in, to and under (i) this AAR, (ii) Sections 3.02, 3.03 and 4.21 of the Flow Sale Agreement in respect of the Assigned Mortgage Loans and (iii) the Assigned Mortgage Loans delivered

                               EXHIBIT C - Page 1
under the Transfer Agreement to ________________, as trustee (the "Trustee"), pursuant to that certain Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________, 200_, among the Assignee, as depositor, ______________, as servicer, and the Trustee.

     (d) The Assignor represents and warrants to, and covenants with, the Assignee that:

          (i) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Transfer Agreement;

          (ii) The Assignor is the lawful owner of the Assigned Mortgage Loans with the full right to transfer the Assigned Mortgage Loans and all of its interests, rights and obligations under the Transfer Agreement free from any and all claims and encumbrances whatsoever. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note related to any Assigned Mortgage Loan or the related Mortgage or any interest or participation therein;

          (iii) The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage related to any Assigned Mortgage Loan, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage related to any Assigned Mortgage Loan, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission;

          (iv) The Assignor has not taken any action that would serve to impair or encumber the Assignor's ownership interest in any Assigned Mortgage Loan since the Original Closing Date; and

          (v) The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Transfer Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Transfer Agreement.

     (e) The Assignee represents and warrants to, and covenants with, the Assignor and the Company pursuant to Section 11.07 of the Flow Sale Agreement that:

          (i) The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of Article 3 of the Flow Sale Agreement with respect to the Assigned Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as purchaser thereunder with respect to the Assigned Mortgage Loans; and

          (ii)  The   Assignee's   address  for  purposes  of  all  notices  and
     correspondence related to Sections 3.02, 3.03 and 4.21 of the Flow Sale Agreement is:

                           ____________________________
                           ____________________________
                           ____________________________
                           Attention: _________________


                               EXHIBIT C - Page 2

     (f) The Company represents and warrants to the Assignor and the Assignee and covenants, acknowledges and agrees that, as of the date hereof:

          (i) The Company serviced the Mortgage Loans in accordance with the provisions of the Flow Sale Agreement until the Servicing Transfer Date and has complied with all covenants and obligations thereunder;

          (ii) The  representations and warranties set forth in Section 3.01 and
     3.02 of the Flow Sale Agreement are made by the Company as of the date hereof with respect to the Assigned Mortgage Loans; provided, however, the representations and warranties related to the Assigned Mortgage Loans shall be modified to the extent necessary to accurately reflect the pool statistics of the Assigned Mortgage Loans as of the date hereof and subject to any events or circumstances occurring or existing subsequent to the Original Closing Date.

     (g) It is the intention of the Assignor, the Company and the Assignee that, as to the Assigned Mortgage Loans, Sections 3.02 and 3.03 of the Flow Sale Agreement shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns.

     (h) Capitalized terms used but not defined herein shall have the respective meaning ascribed thereto in the Mortgage Loan Purchase Agreement.

                               [Signatures Follow]
















                               EXHIBIT C - Page 3

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement be executed by their duly authorized officers as of the date first above written.


BANK OF AMERICA, NATIONAL                      [NAME OF ASSIGNEE]
ASSOCIATION
Assignor                                       Assignee

By:                                            By:
   --------------------------                     ------------------------------
Name:                                          Name:
     ------------------------                       ----------------------------
Its:                                           Its:
     ------------------------                       ----------------------------




ACCREDITED HOME LENDERS, INC.
Company

By:
   --------------------------
Name:
     ------------------------
Its:
     ------------------------













                               EXHIBIT C - Page 4

                                    EXHIBIT D

                             UNDERWRITING GUIDELINES

                          [On file with the Purchaser]


























                               EXHIBIT D - Page 1

                                    EXHIBIT E

                           FORM OF OPINION OF COUNSEL







                              [___________], [____]

Bank of America, National Association
Hearst Tower
NC1-027-21-04
214 North Tryon Street, 21st Floor
Charlotte, North Carolina 28255


Re:      Accredited Home Lenders, Inc.


Ladies and Gentlemen:

     I am the Secondary Markets Counsel of Accredited Home Lenders, Inc., a California corporation (the "Company"), and am rendering these opinions in connection with the sale of Mortgage Loans pursuant to that certain Flow Sale and Interim Servicing Agreement by and between the Company and Bank of America, National Association, dated as of September 1, 2006 (the "Agreement"). Capitalized terms not otherwise defined herein have the meanings given them in the Agreement.

     In rendering the opinions set forth below, I have examined and relied upon originals or copies, certified or otherwise identified to my satisfaction, of the articles of incorporation and by-laws of the Company, the Agreement and such corporate records, agreements or other instruments of the Company, and such certificates, records and other documents, agreements and instruments, as I have deemed necessary and proper as the basis for my opinions. In connection with such examination, I have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to me as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to me as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, the conformity to executed original documents of all documents submitted to me in draft and the accuracy of the matters set forth in the documents we reviewed. I have also assumed that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto. As to any facts material to such opinions that I did not independently establish or verify, I have relied upon statements and representations of officers and other representatives of the Company as I have deemed necessary and proper as the basis for my opinions, including, among other things, the representations and warranties in the Agreement.


                               EXHIBIT E - Page 1

   Based upon the foregoing, I am of the opinion that:

1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of California.

2. The Company has the power to engage in the transactions contemplated by the Agreement and all requisite power, authority and legal right to execute and deliver the Agreement, and to perform and observe the terms and conditions of the Agreement.

3. Each person who, as an officer of the Company, signed (a) the Agreement,  and
(b) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans, other than endorsements of Mortgage Notes and Assignments of Mortgages, was, at the respective times of such signing and delivery, duly elected or appointed, qualified and acting as such officer, and the signatures of such persons appearing on such documents are their genuine signatures.

4. The Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement, enforceable in accordance with its terms, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance.

5. The Company has been duly authorized to allow its officers to execute any and all documents by original signature or facsimile signature in order to complete the transactions contemplated by the Agreement, and by original or facsimile signature in order to execute the endorsements of the Mortgage Notes and the Assignments of Mortgages, and the original or facsimile signature of the officer of the Company executing the endorsements of the Mortgage Notes and the Assignments of Mortgages represents the legal and valid signature of said officer of the Company.

6. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Agreement, or the consummation of the transactions contemplated by the Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Company.

7. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Agreement, will conflict with or result in a breach of or constitute a default under the charter or by-laws of the Company, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or violate any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

8. Except as set forth on Exhibit A hereto, there is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my opinion, either in any one instance or in the aggregate, would likely result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material

                               EXHIBIT E - Page 2
impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Agreement, or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Agreement.

9. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Agreement is sufficient fully to transfer all right, title and interest of the Company thereto as noteholder and mortgagee, apart from the rights to service the Mortgage Loans pursuant to the Agreement.

10. The form of endorsement that is to be used with respect to the Mortgage Loans is legally valid and sufficient to duly endorse the Mortgage Notes to the Purchaser.

     The opinions expressed herein are limited to matters of federal and California law and do not purport to cover any matters as to which laws of any other jurisdiction are applicable. Except as expressly provided herein, this opinion is being furnished to the addressees hereof solely for their benefit in connection with the transactions contemplated in the Agreement, and it is not to be used, circulated, quoted or otherwise referred to for any purpose without my express written consent. I make no undertaking to supplement or update this opinion if, after the date hereof, facts or circumstances come to my attention or changes in the law occur which could affect such opinion.

                                            Sincerely,



                                            By:____________________________
                                                     [Name of Counsel]

                                            Its:     [Secondary Markets Counsel]







                               EXHIBIT E - Page 3

                                    EXHIBIT F

                           FORM OF MEMORANDUM OF SALE
                           --------------------------


                  CLOSING DATE:
                               ------------------------

     This Memorandum of Sale (this "Memorandum"), dated as of the Closing Date referred to above, confirms the sale by Accredited Home Lenders, Inc. (the "Company") to Bank of America, National Association (the "Purchaser"), and the purchase by the Purchaser from the Company, of the first and second lien adjustable and fixed rate residential mortgage loans on a servicing released basis described on the Mortgage Loan Schedule attached as Schedule I hereto (the "Mortgage Loans"), pursuant to the terms of the Flow Sale and Interim Servicing Agreement (the "Flow Sale and Interim Servicing Agreement"), dated as of September 1, 2006, by and between the Purchaser and the Company.

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company does hereby bargain, sell, convey, assign and transfer to Purchaser without recourse, except as provided in the Flow Sale and Interim Servicing Agreement, and on a servicing released basis, all right, title and interest of the Company in and to each of the Mortgage Loans, together with all documents maintained as part of the related Mortgage Files, all Mortgaged Properties which secure any Mortgage Loan but are acquired by foreclosure, deed in lieu of foreclosure after the Cut-off Date or otherwise, all payments of principal and interest received on the Mortgage Loans after the Cut-off Date, all other unscheduled collections, including Prepayment Premiums, collected in respect of the Mortgage Loans after the Cut-off Date, and all proceeds of the foregoing, subject, however, to the rights of the Company under the Flow Sale and Interim Servicing Agreement.

     The Company and the Purchaser acknowledge and agree that (i) the Purchase Price percentage with respect to the Mortgage Loans is ___%, (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of __________ (the "Cut-off Date") is $_________ and (iii) the Purchase Price with respect to the Mortgage Loans, including accrued interest as described in the Flow Sale and Interim Servicing Agreement, is $________, such Purchase Price to be paid by the Purchaser to the Company pursuant to the Flow Sale and Interim Servicing Agreement.

     The Company has delivered to the Custodian prior to the date hereof the Mortgage Loan Documents with respect to each Mortgage Loan required to be delivered under the Flow Sale and Interim Servicing Agreement.

     The Company hereby acknowledges its duties and obligations under the Flow Sale and Interim Servicing Agreement with respect to the Mortgage Loans.

     Capitalized terms that are used herein but are not defined herein shall have the respective meanings set forth in the Flow Sale and Interim Servicing Agreement.

                               EXHIBIT F - Page 1

     IN WITNESS WHEREOF, the parties hereto, by the hands of their duly authorized officers, execute this Memorandum as of the Closing Date referred to above.


BANK OF AMERICA, NATIONAL                      ACCREDITED HOME LENDERS, INC.
ASSOCIATION                                    Company
Purchaser

By:                                            By:
   --------------------------                     ------------------------------
Name:                                          Name:
     ------------------------                       ----------------------------
Its:                                           Its:
     ------------------------                       ----------------------------

















                               EXHIBIT F - Page 2

                                    EXHIBIT G

                       DESCRIPTION OF MATERIAL LITIGATION


Legal Matters--In December 2002, AHL was served with a complaint and motion for class certification in a class action lawsuit, Wratchford et al. v. Accredited Home Lenders, Inc., brought in Madison County, Illinois under the Illinois Consumer Fraud and Deceptive Business Practices Act, the consumer protection statutes of the other states in which AHL does business and the common law of unjust enrichment. The complaint alleges that AHL has a practice of misrepresenting and inflating the amount of fees it pays to third parties in connection with the residential mortgage loans that it funds. The plaintiffs claim to represent a nationwide class consisting of others similarly situated, that is, those who paid AHL to pay, or reimburse AHL's payments of, third-party fees in connection with residential mortgage loans and never received a refund for the difference between what they paid and what was actually paid to the third party. The plaintiffs are seeking to recover damages on behalf of themselves and the class, in addition to pre-judgment interest, post-judgment interest, and any other relief the court may grant. On January 28, 2005, the court issued an order conditionally certifying (1) a class of Illinois residents with respect to the alleged violation of the Illinois Consumer Fraud and Deceptive Business Practices Act who, since November 19, 1997, paid money to AHL for third-party fees in connection with residential mortgage loans and never received a refund of the difference between the amount they paid to AHL and the amount AHL paid to the third party and (2) a nationwide class of claimants with respect to an unjust enrichment cause of action included in the original complaint who, since November 19, 1997 paid money to AHL for third-party fees in connection with residential mortgage loans and never received a refund of the difference between the amount they paid AHL and the amount AHL paid the third party. The court conditioned its order limiting the statutory consumer fraud act claims to claimants in the State of Illinois on the outcome of a case pending before the Illinois Supreme Court in which one of the issues is the propriety of certifying a nationwide class based on the Illinois Consumer Fraud and Deceptive Business Practices Act. That case has now been decided in a manner favorable to AHL's position, and, in light of this ruling, AHL intends to petition the Illinois Supreme Court for a supervisory order reversing the lower court's class certification decision, the lower court having denied AHL's motion for reconsideration of (a) the court's order granting class certification and (b) the court's denial of AHL's request for leave to take an interlocutory appeal of such order. There has not yet been a ruling on the merits of either the plaintiffs' individual claims or the claims of the class, and the ultimate outcome of this matter and the amount of liability, if any, that may result is not presently determinable. AHL intends to continue to vigorously defend this matter and does not believe it will have a material adverse effect on its business.

     In January 2004, AHL was served with a complaint, Yturralde v. Accredited Home Lenders, Inc., brought in Sacramento County, California. The named plaintiff is a former commissioned loan officer of AHL, and the complaint alleges that AHL violated California and federal law by misclassifying the plaintiff and other non-exempt employees as exempt employees, failing to pay the plaintiff on an hourly basis and for overtime worked, and failing to properly and accurately record and maintain payroll information. The plaintiff seeks to recover, on behalf of himself and all of our other similarly situated current and former employees, lost wages and benefits, general damages, multiple

                               EXHIBIT G - Page 1
statutory penalties and interest, attorneys' fees and costs of suit, and also seeks to enjoin further violations of wage and overtime laws and retaliation against employees who complain about such violations. AHL has been served with eleven substantially similar complaints on behalf of certain other former and current employees, which have been consolidated with the Yturralde action. AHL has appealed the court's denial of its motion to compel arbitration of the consolidated cases, and a resolution of that appeal is not expected before mid 2006. In the meantime, discussions are ongoing between the parties regarding potential settlement or mediation of the claims, and AHL has pursued and effected settlements directly with many current and former employees covered by the allegations of the complaints. A motion to certify a class has not yet been filed, and there has been no ruling on the merits of either the plaintiffs' individual claims or the claims of the putative class. AHL does not believe these matters will have a material adverse effect on its business, but, at the present time, the ultimate outcome of the litigation and the total amount of liability is not determinable.

     In June 2005, AHL was served with a complaint, Williams et al. v. Accredited Home Lenders, Inc., brought in the United States District Court for the Northern District of Georgia. The two named plaintiffs are former commissioned loan officers of AHL, and the complaint alleges that AHL violated federal law by requiring the plaintiffs to work overtime without compensation. The plaintiffs seek to recover, on behalf of themselves and other similarly situated employees, the allegedly unpaid overtime, liquidated damages, attorneys' fees and costs of suit. The plaintiffs' motion to certify a collective class was denied on July 25, 2006, leaving the two named plaintiffs as the only plaintiffs in the lawsuit.. On August 24, 2006, plaintiffs filed a Notice of Appeal with the Eleventh Circuit requesting that it reverse the lower court's order denying plaintiffs' motion to certify a collective class. There has been no notice from the Eleventh Circuit as to whether it will consider the appeal, and no briefing schedule has yet been set. The ultimate outcome of this matter and the amount of liability, if any, which may result is not presently determinable. AHL intends to continue to vigorously defend this matter and does not believe it will have a material adverse effect on its business.

     In September 2005, AHL and AHLHC were served with a class action complaint, Phillips v. Accredited Home Lenders Holding Company, et al., brought in the United States District Court, Central District of California. The complaint alleges violations of the Fair Credit Reporting Act in connection with prescreened offers of credit made by AHL. The plaintiff seeks to recover, on behalf of herself and similarly situated individuals, damages, pre-judgment interest, declaratory and injunctive relief, attorneys' fees, and any other relief the court may grant. On January 4, 2006, plaintiff re-filed the action in response to the court's December 9, 2005, decision granting AHL's and AHLHC's motion to (1) dismiss with prejudice plaintiff's claim that AHL's offer of credit failed to include the clear and conspicuous disclosures required by FCRA,
(2) strike plaintiff's request for declaratory and injunctive relief, and (3) sever plaintiff's claims as to AHL and AHLHC from those made against other defendants unaffiliated with AHL or AHLHC. Plaintiff's remaining claim is that AHL's offer of credit did not meet FCRA's "firm offer" requirement. A motion to certify a class has not yet been filed, and there has been no ruling on the merits of either the plaintiff's individual claims or the claims of the putative class. AHL and AHLHC intend to vigorously defend this matter. If, however, a class were to be certified and were to prevail on the merits, the potential liability could have a material adverse effect on Accredited. The ultimate outcome of this matter and the amount of liability, if any, which may result is not presently determinable.

                               EXHIBIT G - Page 2

     In March 2006, AHL was served with a class action complaint, Cabrejas v. Accredited Home Lenders, Inc., brought in the Circuit Court for Prince George's County, Maryland. The complaint alleges that AHL's origination of second lien loans in Maryland violated the Maryland Secondary Mortgage Loan Law and Consumer Protection Act in that fees charged on such loans exceeded 10% of the respective loan amounts. The plaintiffs seek to recover, on behalf of themselves and similarly situated individuals, damages, disgorgement of fees, pre-judgment interest, declaratory and injunctive relief, attorneys' fees, and any other relief the court may grant. On April 13, 2006, AHL removed the action to the United States District Court, District of Maryland. On May 15, 2006, AHL filed a motion to dismiss plaintiffs' second cause of action alleging a violation of the Maryland Consumer Protection Act on the basis that full disclosure of the fees cannot be an unfair or deceptive trade practice. A hearing date for the motion to dismiss has not been set. A motion to certify a class has not yet been filed, and there has been no ruling on the merits of either the plaintiff's individual claims or the claims of the putative class, and the ultimate outcome of this matter and the amount of liability, if any, which may result is not presently determinable. AHL intends to vigorously defend this matter and does not believe it will have a material adverse effect on its business.

     Accredited has accrued for loss contingencies with respect to the foregoing matters to the extent it is probable that a liability has been occurred at the date of the consolidated financial statements and the amount of the loss can be reasonably estimated. Management does not deem the amount of such accrual to be material.

     In addition, because the nature of our business involves the collection of numerous accounts, the validity of liens and compliance with various state and federal lending laws, we are subject to various legal proceedings in the ordinary course of business related to foreclosures, bankruptcies, condemnation and quiet title actions, and alleged statutory and regulatory violations. We are also subject to legal proceedings in the ordinary course of business related to employment matters. We do not believe that the resolution of these lawsuits will have a material adverse effect on our financial position or results of operations.













                               EXHIBIT G - Page 3